PROJECT SNOW

                                 SUPPLEMENTAL INFORMATION

                                    SEPTEMBER 12, 1994

                      TABLE OF CONTENTS

Part   I   Management Forecasts - Key Assumptions
Part  II   Status Quo Scenarios
           - Aggressive Growth Case
           - Moderate Growth Case
Part III   Leveraged/Management Buyout Scenarios
           - Aggressive Growth Case
           - Moderate Growth Case
Part  IV   Merger/Sale of Company to Strategic Buyer Scenarios
           - Aggressive Growth Case
           - Moderate Growth Case
Part   V   Comparable Company Analysis
Part  VI   Weighted Average Cost of Capital Analysis

PART I
KEY ASSUMPTIONS

MANAGEMENT FORECASTS
KEY ASSUMPTIONS

REVENUE FORECAST

Revenues are forecast on a per store basis, based upon historical results, with adjustments for the implementation of the new marketing plan mid-year 1994.

Total tires sold per store are forecast to increase approximately 10% in the second half of 1994 as compared to the comparable period in 1993. This represents a 29.5% increase as compared to the first six months of 1994. No additional growth in total tires sold per store is assumed for the remainder of the forecast period.

The mix of Snow sold as a percent of all tires sold is forecast to increase from 66% in the first half of 1994 to 75% for the second half of 1994 and for the remainder of the forecast period.

Revenue received from the sale of tires is forecast to decrease 8% on a per tire basis for the forecast period as compared with the first half of 1994 as a result of the implementation of the new marketing plan. Revenue per Snow tire is held flat throughout the remainder of the forecast period. No change in revenue per tire is forecast for non-Snow.

Revenue from the sale of other Snow supplied products (i.e. wheels, shocks, etc.) is forecast to increase at a 2% annual rate.

New stores are forecast operational for 40% of the year in which they first opened. Revenue is ramped up over a two-and-one-half year period, increasing from 80%, to 90% to 100% of a typical store over this time period.

In calculating franchise royalty revenue, service revenue and revenue from the sale of non-Snow supplied products is forecast to increase at a 2% annual rate.

COST OF GOODS SOLD

Cost of tires on a per unit basis is forecast based on historical costs for the first half of 1994. As a result of the price decrease to dealers in Snow branded tires, the resulting gross profit margin to the Company is forecast to decrease from 23% to 17% on Snow from the first half of 1994 to the second half of 1994. As a result of a forecast reduction in warranty costs in the years 1996 to 1998 and no reduction in the price of tires sold, gross profit margins on Snow are forecast to increase during this period. Margins on non-Snow, and other products are assumed to remain constant at their historical levels.

Warranty and tire freight costs are forecast independent of the cost of the tires from the manufacturers. Warranty costs are forecast, on a per tire basis, to increase 3% in 1995, and decrease 25% percent per year in 1996 and 1997, decrease an additional 10% in 1998 and remain flat thereafter.

Freight costs are forecast to increase $0.50 per tire when the new Las Vegas distribution facility opens, estimated to occur on April 1, 1995.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSE

S, G & A expense, excluding depreciation and amortization, is forecast separately for corporate, regions and retail.

Corporate S, G & A is forecast to remain flat for the second half on 1994 and is increased 5% per year for the remainder of the forecast period.

S, G & A expense for the regions is forecast to increase proportionally with the increase in non-retail sales.

Retail S, G & A expense is forecast as $360,000 per Company-owned store.

SPEC STORE DEVELOPMENT PROGRAM

The Aggressive Growth Case forecast assumes the Company is successful in implementing its spec store development program as currently envisioned. Important assumptions in this analysis include:


                               Six Months
                                  Ended          Year Ended December 31,
                                            __________________________________
                                12/31/94    1995    1996   1997    1998   1999
                               _________    ____    ____   ____    ____   ____
 Spec stores started                8        23      27     31      31     31
 Spec stores opened                 0        16      30     31      31     31


 ** The Moderate Growth Case forecast assumes half of the spec store starts beginning in 1995.

Spec stores are built at a total cost of $650,000. 90% of spec stores are assumed sold to new franchisees for $650,000. 50% of these franchisees are given a $30,000 bridge loan, repaid over five years.

The remaining 10% are retained by the Company and leased to franchisees at a resulting return on capital invested of 10%. No sale of retained real estate is assumed.

Additionally, the Company continues to build six stores per year through its development joint venture program at a cost to the Company of $60,000 per joint venture. These stores are leased to new or existing franchisees and sold to the franchisee in year four at cost.

NEW STORE OPENINGS

The Aggressive Growth Case forecast assumes new stores are opened and closed primarily in conformance with the Company's latest business development plan. The forecast is summarized below:

                                    Six Months
                                       Ended           Year Ended December 31,
                                                 _____________________________
                                     12/31/94    1995  1996  1997  1998  1999
                                    _________    ____  ____  ____  ____  ____
STORES AT BEGINNING OF PERIOD
Franchise Stores                        361      377   417   467    517  567
Company Stores                            5        3     3     3      3    3
                                        ___      ___   ___   ___    ___  ___
  Total                                 366      380   420   470    520  570

Franchise Stores Opened                  18       45    55    55     60   60

STORES CLOSED
Franchise Stores                          2        5     5     5     10   10
Company Stores                            2        0     0     0      0    0
                                        ___      ___   ___   ___    ___  ___
 Total                                    4        5     5     5     10   10

STORES AT END OF PERIOD
Franchise Stores                         377     417   467   517    567  617
Company Stores                             3       3     3     3      3    3
                                         ___     ___   ___   ___    ___  ___
 Total                                   380     420   470   520    570  620


** The Moderate Growth Case forecast assumes half of the new store openings beginning in 1995.

All new stores are added through existing dealer expansions or new franchisees. No new stores are added through conversions, master franchises, operational joint ventures or additions to Company stores. No costs are imputed with the closing of a store other than the loss of the associated revenue.

OTHER CAPITAL EXPENDITURES

The Company's primary capital requirements are for the construction of the Las Vegas distribution facility in 1995 and for the implementation of the spec program and the Management Information System. Cash proceeds are assumed to be received in 1995 for the sale of the Vacaville and Denver distribution centers.

LONG-TERM DEBT

Retained real estate is assumed 80% financed through a financing similar to that which the Company currently has in place with AT&T. Other cash requirements are assumed financed through the BBC line-of-credit.

PART II
STATUS QUO SCENARIOS

AGGRESSIVE CASE               SNOW PROJECTION MODEL


SUMMARY STATISTICS

                                   HISTORICAL                            PROJECTED
                          _________    _______      ___________________________________________________________________

INCOME STATEMENT SUMMARY       1992        1993        1994        1995        1996        1997        1998        1999
________________________  _________    ________     ________   ________    ________    ________    ________    ________
Net Sales                  $119,799    $122,960     $125,832   $135,854    $150,201    $167,581    $185,075    $202,805
EBITDA                        7,624       6,058        7,456      8,729      12,276      16,040      18,927      21,281
EBIT                          5,936       4,500        5,650      6,278       9,727      13,493      16,333      18,636
Total Interest                1,170       1,219        1,686      1,628       1,587       1,460       1,406       1,422
Net Interest                  1,170       1,219        1,468      1,452       1,491       1,343       1,182       1,007
Net Income                   $2,783      $1,881       $2,415     $2,794      $4,768      $7,035      $8,763     $10,197
Earnings Per Share            $0.80       $0.55        $0.72      $0.82       $1.39       $2.05       $2.54       $2.95

GROWTH/MARGIN ANALYSIS

Net Sales Growth               5.2%        2.6%         2.3%       8.0%       10.6%       11.6%       10.4%        9.6%
Gross Margin                  20.9%       20.4%        21.0%      18.5%       19.5%       20.4%       20.6%       20.6%
EBITDA Margin                  6.4%        4.9%         5.9%       6.4%        8.2%        9.6%       10.2%       10.5%
EBIT Margin                    5.0%        3.7          4.5%       4.6%        6.5%        8.1%        8.8%        9.2%
Net Income Margin              2.3%        1.5%         1.9%       2.1%        3.2%        4.2%        4.7%        5.0%

COVERAGES
EBITDA/Total Interest          6.5x        5.0x         4.4x       5.4x        7.7x       11.0x       13.5x       15.0x
EBITDA/Net Interest            6.5x        5.0x         5.1x       6.0x        8.2x       11.9x       16.0x       21.1x
EBITDA/Cap Ex/Tot. Interest    5.9x        3.2x         3.3x      -1.7x        6.6x       10.4x       12.8x       14.3x
EBIT/Total Interest            5.1x        3.7x         3.4x       3.9x        6.1x        9.2x       11.6x       13.1x
EBIT/ Net Interest             5.1x        3.7x         3.8x       4.3x        6.5x       10.0x       13.8x       18.5x
Total Debt/EBITDA              1.4x        2.3x         2.6x       2.3x        1.4x        1.0x        0.8x        0.7x
Debt/Total Capitalization     30.3%       43.2%        36.0%      35.0%       29.3%       24.2%       20.7%       18.4%
Debt/Equity                    0.4x        0.8x         0.6x       0.5x        0.4x        0.3x        0.3x        0.2x

Store Count (end of period)

Franchise Stores                344         362          377        417         467         517         567         617
Company Stores                   10           8            3          3           3           3           3           3
                            -------     -------      -------    -------     -------     -------     -------     -------
    Total Stores                354         370          380        420         470         520         570         620


AGGRESSIVE CASE                                SNOW PROJECTION MODEL

                                                                                 Acquisition Adjustments
OPENING BALANCE
  SHEET               As of         Adj         Equity     Loans to   Refinance    Purchase   Pay      Allocate       Pro Forms
                      12/31/94      FMV         Invt.      Newco      Debt         Company    Fees     Goodwill        6/30/94
                      ________    ______       ________     _______    _________    ________   ____     ________      _________
Assets
Current Assets
 Cash/ Investments      $4,200     $4,200          $0          $0         $0          $0         $0                   $4,200
 Receivables             8,407      8,407                                                                              8,407
 Inventory              15,261     15,261                                                                             15,261
 Deferred Income Taxes   2,501      2,501                                                                              2,501
 Other Current Assets    1,047      1,047                                                                              1,047
                        ________    ______       ________     _______    _________    ________   ____     ________   _________

Total Current Assets     31,417     31,417          0           0          0           0          0            0      31,417
Real Estate Retained      1,324      1,324                                                                             1,324
Real Estate CIP           3,085      3,085                                                                             3,085
Other Prop.& Equip.,net  14,003     14,003                                                                            14,003
                        ________    ______       ________     _______    _________    ________   ____     ________   _______
 Total PP&E              18,411     18,411                                                                            18,411

Transaction Costs           241        241                                                        0                      241
Investment/Other Asset    2,043      2,043                                                                             2,043
Invest in Oper JV         1,414      1,414                                                                             1,414
Invest in Dev JV            300        300                                                                               300
Notes Receivable          1,362      1,362                                                                             1,362
Distribution Rights       9,046      9,046                                                                             9,046
Goodwill                      0          0                                                                     0           0
                        ________    ______       ________     _______    _________    ________   ____     ________   _______
   Total Assets         $64,234    $64,234        $0           $0         $0          $0         $0           $0     $64,234
                        ________    ______       ________     _______    _________    ________   ____     ________   _______
                        ________    ______       ________     _______    _________    ________   ____     ________   _______
Current Liabilities
 Accounts Payable         3,679      3,679                                                                             3,679
 Accrued Expenses         2,229      2,229                                                                             2,229
 Warranty Reserve         3,854      3,854                                                                             3,854
                        ________    ______       ________     _______    _________    ________   ____     ________   _______
Total Current
  Liabilities             9,763      9,763                                                                             9,763

 Deferred Income Taxes        0          0                                                                                 0
 ESOP Obligation            453        453                                                                               453
 Deferred Income            121        121                                                                               121
Existing Debt
 Senior Notes             8,000      8,000                                                                             8,000
 Long Term Debt(IN)       1,451      1,451                                                                             1,451
 Long Term Debt
    (KellySpr.)           4,400      4,400                                                                             4,400
 Other Senior Debt        3,019      3,019                                                                             3,019
 AT&T LTD                 1,795      1,795                                                                             1,795
 LOC-BBC                    734        734                                                                               734
Acquisition Financing
 Senior Debt                  0          0                           0                                                     0
 Sub Debt                     0          0                           0                                                     0
                        ________    ______       ________     _______    _________    ________   ____     ________   ________
Total Debt               19,399     19,399             0            0           0          0          0         0      19,399

New Common Stock              0          0             0                                                                    0
Common Stock             14,808          0                                                                                  0
ESOP Obligation            (453)      (453)                                                                              (453)
Retained Earnings        20,144     34,952                                                 0                    0      34,952
                        ________    ______       ________     _______    _________    ________   ____     ________   ________
Total Equity             34,499     34,499                                                                             34,499
                        ________    ______       ________     _______    _________    ________   ____     ________   ________
 Total Liab. & Equity   $64,234    $64,234                                                                            $64,234
                        ________    ______       ________     _______    _________    ________   ____     ________   ________
                        ________    ______       ________     _______    _________    ________   ____     ________   ________


AGGRESSIVE CASE                   SNOW PROJECTED MODEL


                                    Historical                                               Projected
INCOME STATEMENT           Year Ended Dec. 31,        6 Months Ended                         Year Ended December 31,
                           -------------------------  ------------------------ --------------------------------------------------
(in thousands)          1992      1993      6/30/94      12/31/94      1994      1995      1996      1997      1998      1999
                        --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
RSC Sales               $111,657  $113,225  $53,067      $64,127       $117,195  $127,920  $141,503  $157,949  $174,505  $191,274
Incremental Retail Sales   1,816     3,238    1,085          833          1,918       934       934       934       934       934
Franchise Fee Income       5,856     6,116    3,085        3,207          6,292     6,622     7,378     8,297     9,234    10,195
O Advertising                470       381      242          186            428       379       386       402       402       402
                        --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Net Sales               119,799   122,960   57,480       68,353       125,832    135,854   150,201   167,581   185,075   202,805

Cost Of Goods Sold(1)     94,720    97,829   44,424       54,990        99,414    110,704   120,922   133,423   146,887   161,089
                        --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Gross Profit              25,078    25,131   13,056       13,363        26,418     25,150    29,279    34,158    38,188    41,715

Selling Gen. & Admin      17,455    18,035    9,388        8,906        18,294     16,604    17,334    18,664    19,981    21,353
Depreciation               1,120     1,168      605          794         1,399      2,044     2,163     2,211     2,260     2,310
Amort. of Finance Costs        0         0        0            0             0          0         0         0         0         0
Goodwill Amortization          0         0        0            0             0          0         0         0         0         0
Other Amortization           568       390      208          199           407        407       386       336       335       335
                        --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total S G & A(1)         19,143    19,593   10,201        9,899        20,100     19,055    19,883    21,191    22,576    23,998

Operating Income           5,936     5,538    2,855        3,464         6,319      6,095     9,396    12,967    15,612    17,717

 Lease (Income)-10%            0         0        0          (33)          (33)      (183)     (331)     (526)     (721)    (919)
 Other Expenses/(Income)       0     1,038      702            0           702          0         0         0         0         0
                        --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
EBIT                       5,936     4,500    2,153        3,497         5,650      6,278     9,727    13,493    16,333    18,636

Projected Costs Savings

Interest Expense
 Existing Debt             1,170     1,219      667        1,019         1,686      1,628     1,587     1,460    1,406      1,422
 Acquisition Financing
 Senior Debt                   0         0        0            0             0          0         0         0        0          0
 Sub Debt                      0         0        0            0             0          0         0         0        0          0
                        --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Interest Expense           1,170     1,129      667        1,019         1,686      1,628     1,587     1,460    1,406      1,422
Interest Income                0         0        0          217           217        177        96       116      224        415
                        --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Net Interest Expense      1,170     1,129      667          801         1,468      1,452     1,491     1,343    1,182      1,007

Earnings Before Taxes      4,766     3,281    1,486        2,695         4,181      4,826     8,236    12,150   15,151     17,630

Income Taxes               1,983     1,400      631        1,135         1,766      2,032     3,467     5,115    6,387      7,433
                        --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

Net Income To Common      $2,783    $1,881     $855       $1,561        $2,415     $2,794    $4,768    $7,035   $8,763    $10,197
                        --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                        --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

Earnings Per Share
   Actual                  $0.80     $0.55    $0.26        $0.46         $0.72      $0.82     $1.39     $2.05    $2.54      $2.95
   Excl. One Time Items              $0.73    $0.38                      $0.84
Weighted Average Shares    3,497     3,410    3,333        3,416         3,374      3,424     3,432     3,440    3,448      3,456
_____________________________


(1) All freight expense is in COGS

AGGRESSIVE CASE                       SNOW PROJECTION MODEL



                                 Historical                                               Projected
BALANCE SHEET           Year Ended Dec. 31,        6 Months Ended                         Year Ended December 31,
                    ----------------------  ----------------------- -----------------------------------------------
(in thousands)       1992      1993      6/30/94      12/31/94      1994      1995      1996      1997      1998      1999
                    --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Assets
Current Assets
 Cash/Investments    $1,590    $1,113    $5,706       $4,200        $4,200        $0         $0   $2,574    $8,406   $16,505
 Receivables          8,835     7,722     9,870        8,407         8,407     9,077     10,036   11,197    12,366    13,550
 Inventory           15,348    11,748    21,433       15,261        15,261    15,815     16,123   17,790    19,585    21,479
 Deferred Income
    Taxes             1,970     1,802     2,025        2,501         2,501     2,891      3,280    3,669     4,059     4,448
 Other Current Assets   443       758     2,023        1,047         1,047     1,047      1,047    1,047     1,047     1,047
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Assets 28,186    23,143    41,057       31,417        31,417    28,830     30,485   36,277    45,463    57,029

Real Estate Retained      0         0                  1,324         1,324     2,334      4,284    6,234     8,184    10,199
Real Estate CIP           0         0     1,750        3,085         3,085     5,581      5,551    5,551     5,551     5,551
Other P & E, net     12,166    13,153    13,477       14,003        14,003    18,895     18,635   17,308    16,003    14,649
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total PP&E          12,166    13,153    15,227       18,411        18,411    26,900     28,470   29,093    29,738    30,398

Investment/Other
   Asset              1,969     2,955     2,843        2,043         2,043     2,183      2,323    2,463     2,603     2,743
Invst in Oper JV      1,609     1,385     1,414        1,414         1,414     1,414      1,414    1,414     1,414     1,414
Invst in Dev JV           0         0         0          300           300       660      1,020    1,380     1,440     1,440
Bridge Loan Receivable    0         0         0            0             0       210        573      878     1,123     1,317
Notes Receivable      4,915     6,616     4,984        1,362         1,362     1,162        962      762       562       362
Distribution Rights   8,834     9,355     9,216        9,046         9,046     8,797      8,518    8,240     7,964     7,688
Transaction Costs         0         0         0          241           241       215        189      163       137       111
Goodwill                  0         0         0            0             0         0          0        0         0         0
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Assets       $57,679   $56,607   $74,741      $64,234       $64,234   $70,370    $73,954  $80,670   $90,444  $102,502
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

Current Liabilities
 Accounts Payable     5,085     3,613     7,792        3,679         3,679     4,613      5,038    5,559     6,120     6,712
 Accrued Expenses     3,067     3,396     4,787        2,229         2,229     3,346      3,700    4,129     4,558     4,995
 Warranty Reserve     2,654     3,254     3,554        3,854         3,854     4.454      5,054    5,654     6,254     6,854
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Liab.  10,806    10,263    16,133        9,763         9,763    12,413     13,793   15,342    16,933    18,561
Deferred Income Taxes   500        38         0            0             0         0          0        0         0         0
ESOP Obligation:      1,277       975       429          453           453       260          0        0         0         0
Deferred Income         192       157       140          121           121         0          0        0         0         0
Existing Debt
 Term Loan BBC        2,000     1,400         0            0             0         0          0        0         0         0
 Senior Notes             0         0     8,000        8,000         8,000     8,000      8,000    8,000     6,857     5,714
 Long Term Debt(IN)       0         0     1,451        1,451         1,451     1,413      1,373    1,330     1,284     1,238
 LTD (Kelly Spring)     440     5,600     5,000        4,400         4,400     3,200      2,000      800         0         0
 Other Senior Debt    7,324     6,686     3,664        3,019         3,019       186        140      114        92        70
 AT&T LTD                 0         0       754        1,795         1,795     2,571      4,069    5,535     6,966     8,410
 LOC-BBC                950         0     6,208          734           734     4,842      2,065        0         0         0

Acquisition Financing
  Senior Debt             0         0         0            0             0         0          0        0         0         0
  Sub Debt                0         0         0            0             0         0          0        0         0         0
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Debt           10,714    13,686     25,077       19,399        19,399    20,212     17,647   15,779    15,199    15,432
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Liabilities    23,489    25,119     41,779       29,736       29,736    32,884     31,440   31,121    32,132    33,993

New Common Stock          0         0          0            0            0         0          0        0         0         0
Common Stock         19,334    14,735     14,808       14,808            0         0          0        0         0         0
ESOP Obligation      (1,277)     (975)      (429)        (453)        (453)     (260)         0        0         0         0
Retained Earnings    16,133    17,728     18,583       20,144       34,952    37,746     42,514   49,549    58,312    68,509
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
  Total Equity       34,190    31,488     32,962       34,499       34,499    37,486     42,514   49,549    58,312    68,509
  Total Liab.&
     Equity         $57,679   $56,607    $74,741      $64,234      $64,234   $70,370    $73,954  $80,670   $90,444  $102,502
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                     --------  --------  --------     --------      --------  --------  --------  --------  --------  --------


AGGRESSIVE CASE                          SNOW PROJECTION MODEL

                                                                             Projected
CASH FLOW STATEMENT                                  ---------------------------------------------------------
(In thousands)
                                            6 Months                       Year Ended December, 31,
                                            Ended     _____________________________________________________
                                           12/31/94      1995        1996        1997       1998       1999
                                            ________     ______      ______      _____      ______     _______
 Cash Flow From Operations
    Net income                               $1,561      $2,794      $4,768      $7,035     $8,763     $10,197
    Depreciation                                794       2,044       2,163       2,211      2,260       2,310
    Amortization                                199         407         386         336        335         335
    Increase Deferred Income/Taxes              (19)       (121)          0           0          0           0
                                            ________     ______      ______      _____      ______     _______
      Total Cash Flow From Operations         2,535       5,124       7,318       9,581     11,358      12,842

Changes in Working Capital
    Accounts Receivable                       1,463        (670)       (959)     (1,161)    (1,169)     (1,185)
    Inventories                               6,172        (554)       (308)     (1,667)    (1,795)     (1,894)
    Deferred Income Taxes                      (476)       (389)       (389)       (389)      (389)       (389)
                Other Current Assets            976           0           0           0          0           0
    Accounts Payable                         (4,113)        933         426         521        561         592
    Accrued Expenses                         (2,558)      1,117         354         428        430         437
    Warranty Reserve                            300         600         600         600        600         600
                                            ________     ______      ______      _____      ______     _______
Total Changes In Working Capital              1,764       1,037        (276)     (1,668)    (1,762)     (1,839)
Cash (Used For) Generated By Investments
    Capital Expenditures                     (1,320)    (11,519)     (1,813)       (884)      (955)       (955)
    Proceeds From Sale Of Properties              0       4,493           0           0          0           0
    Investment in Oper JV                         0           0           0           0          0           0
    Investment in Dev JV                       (300)       (360)       (360)       (360)       (60)          0
    Investment In Conversions                     0           0           0           0          0           0
    Real Estate Retained                     (1,324)     (1,010)     (1,950)     (1,950)    (1,950)     (2,015)
    Real Estate CIP                          (1,335)     (2,496)         30          (0)        (0)         (0)
    Bridge Loan                                   0        (210)       (363)       (305)      (244)       (194)
                                            ________     ______      ______      _____      ______     _______
      Total Investments                      (4,278)    (11,102)     (4,456)     (3,499)    (3,209)     (3,164)

Changes in Other Assets
    Investments/Other Assets                    800        (140)       (140)       (140)      (140)       (140)
    Notes Receivable                          3,622         200         200         200        200         200
    Distribution Rights                         170         249         279         278        276         276
    Note Pay Fees Expenses                     (241)         26          26          26         26          26
Less: Amortization                             (199)       (407)       (386)       (336)      (335)       (335)
                                            ________     ______      ______      _____      ______     _______
    Total Other                               4,152         (72)        (21)         28         27          27

    Net From Operations                       4,172      (5,013)      2,564       4,442      6,413       7,866

Cash Flow From Financing Activities
    Existing Debt                            (5,678)        813      (2,564)     (1,868)      (580)        233
    Senior Debt                                   0           0           0           0          0           0
    Sub Debt                                      0           0           0           0          0           0

Net cash used in financing activities        (5,678)        813      (2,564)     (1,868)      (580)        233

Net Increase (Decrease) in Cash              (1,506)     (4,200)          0       2,574      5,833       8,099

Cash, Beginning of Period                     5,706       4,200           0           0      2,574       8,406
    Cash Generated (Used)                    (1,506)     (4,200)          0       2,574      5,833       8,099
                                            ________     ______      ______      _____      ______     _______
Cash, End of Period                          $4,200          $0          $0      $2,574     $8,406     $16,505

    Min Cash Balance 1994     $4,200



AGGRESSIVE CASE                          SNOW PROJECTION MODEL

                                                                             Projected
DEBT SCHEDULE                                        ---------------------------------------------------------
(In thousands)
                                            6 Months                       Year Ended December, 31,
                                            Ended   -------------------------------------------------------
                                           12/31/94      1995        1996        1997       1998       1999
                                            ________     ______      ______      _____      ______     _______
Beginning Debt Balance
Existing Debt

 Senior Notes                                 8,000       8,000       8,000       8,000      8,000       6,857
 Long Term Debt (IN)                          1,451       1,451       1,413       1,373      1,330       1,284
 Long Term Debt
  (Kelly Springfield)                         5,000       4,400       3,200       2,000        800           0
 Other Senior Debt                            3,664       3,019         186         140        114          92
 AT&T LTD                                       754       1,795       2,571       4,069      5,535       6,966
 LOC-BBC                                      6,208         734       4,842       2,065          0           0
Acquisition Financing
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Beginning Debt Balance                 25,077      19,399      20,212      17,647     15,779      15,199

Debt (Repayment Borrowings)
Existing Debt

 Senior Notes                                     0           0           0           0     (1,143)     (1,143)
 Long Term Debt (IN)                              0         (38)        (40)        (43)       (46)        (46)
 Long Term Debt
  (Kelly Springfield)                          (600)     (1,200)     (1,200)     (1,200)      (800)          0
 Other Senior Debt                             (645)     (2,833)        (46)        (26)       (22)        (22)
 AT&T LTD                                     1,041         776       1,498       1,466      1,431       1,444
 LOC-BBC                                     (5,474)      4,108      (2,777)     (2,065)         0           0
                                             ______      ______      ______      ______     ______      ______
Total Existing Debt Borrowing (Repayment)    (5,678)        813      (2,564)     (1,868)      (580)        233
Acquisition Financing
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Borrowing (Repayment)                  (5,678)        813      (2,564)     (1,868)      (580)        233

Ending Debt Balances
Existing Debt

 Senior Notes                                 8,000       8,000       8,000       8,000      6,857       5,714
 Long Term Debt (IN)                          1,451       1,413       1,373       1,330      1,284       1,238
 Long Term Debt
  (Kelly Springfield)                         4,400       3,200       2,000         800          0           0
 Other Senior Debt                            3,019         186         140         114         92          70
 AT&T LTD                                     1,795       2,571       4,069       5,535      6,966       8,410
 LOC-BBC                                        734       4,842       2,065           0          0           0
Acquisition Financing
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Ending Debt Balance                    19,399      20,212      17,647      15,779     15,199      15,432


AGGRESSIVE CASE                       SNOW PROJECTION MODEL


                                                                           PROJECTED
INTEREST EXPENSE SCHEDULE                            ---------------------------------------------------------

                                            6 Months                       Year Ended December, 31,
                                        Ended   -------------------------------------------------------
                                           12/31/94      1995        1996        1997       1998       1999
                                           ---------    --------   ---------   ---------  ----------  --------
Interest Expense
Existing Debt               Rate

 Senior Notes               8.71%               348         697         697         697        647         547
 Long Term Debt (IN)        7.75%                56         111         108         105        101          98
 Long Term Debt
  (Kelly Springfield)       5.75%               135         219         150          81         23           0
 Other Senior Debt          9.60%               160         154          16          12         10           8
 AT&T LTD                  10.00%                64         218         332         480        625         769
 Prepayment Penalties         ---               112           0           0           0          0           0
 LOC-BBC                    8.25%               143         230         285          85          0           0
                                             ______      ______      ______      ______     ______      ______
Total Existing Debt Interest Expense          1,019       1,628       1,587       1,460      1,406       1,422

Acquisition Financing
 Senior Debt                 0.0%                 0           0           0           0          0           0
 Sub Debt                    0.0%                 0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Interest Expense                       $1,019      $1,628      $1,587      $1,460     $1,406      $1,422

Income on Cash              3.00%                74          63           0          39        165         374
Income on Bridge Notes Rec  0.00%                 0           0           0           0          0           0
Income on Notes Rec         9.00%               143         114          96          78         60          42
                                            ________     ______      ______      _____      ______     _______
                                               $217        $177         $96        $116       $224        $415


MODERATE CASE                                             PROJECTION MODEL


SUMMARY STATISTICS

                                   HISTORICAL                            PROJECTED
                               ________________        ________________________________________________________________

INCOME STATEMENT SUMMARY       1992        1993        1994        1995        1996        1997        1998        1999
                               ____        ____        ____        ____        ____        ____        ____        ____
Net Sales                  $119,799    $122,960     $125,832    $133,425   $140,364    $148,531    $156,256    $163,560
EBITDA                        7,624       6,058        7,456       8,429     10,874      13,075      14,325      14,987
EBIT                          5,936       4,500        5,650       6,134      8,535      10,792      12,041      12,700
Total Interest                1,170       1,219        1,686       1,528      1,351       1,240       1,200       1,144
Net Interest                  1,170       1,219        1,468       1,351      1,248       1,080         922         724
Net Income                   $2,783      $1,881       $2,415      $2,769     $4,219      $5,623      $6,431      $6,927
Earnings Per Share            $0.80       $0.55        $0.72       $0.81      $1.23       $1.63       $1.87       $2.00

Growth Margin Analysis

Net Sales Growth               5.2%        2.6%         2.3%       6.0%        5.2%        5.8%        5.2%        4.7%
Gross Margin                  20.9%       20.4%        21.0%      18.5%       19.5%       20.4%       20.7%       20.6%
EBITDA Margin                  6.4%        4.9%         5.9%       6.3%        7.7%        8.8%        9.2%        9.2%
EBIT Margin                    5.0%        3.7          4.5%       4.6%        6.1%        7.3%        7.7%        7.8%
Net Income Margin              2.3%        1.5%         1.9%       2.1%        3.0%        3.8%        4.1%        4.2%

COVERAGES
EBITDA/Total Interest          6.5x        5.0x         4.4x       5.5x        8.0x       10.5x       11.9x       13.1x
EBITDA/Net Interest            6.5x        5.0x         5.1x       6.2x        8.7x       12.1x       15.5x       20.7x
EBITDA/Cap Ex/Tot. Interest    5.9x        3.2x         3.3x      -2.0x        6.7x        9.8x       11.1x       12.3x
EBIT/Total Interest            5.1x        3.7x         3.4x       4.0x        6.3x        8.7x       10.0x       11.1x
EBIT/ Net Interest             5.1x        3.7x         3.8x       4.5x        6.8x       10.0x       13.1x       17.5x
Total Debt/EBITDA              1.4x        2.3x         2.6x       2.1x        1.3x        1.1x        0.9x        0.8x
Debt/Total Capitalization     30.3%       43.2%        36.0%      32.2%       25.8%       22.8%       19.1%       16.8%
Debt/Equity                    0.4x        0.8x         0.6x       0.5x        0.3x        0.3x        0.2x        0.2x

STORE COUNT (END OF PERIOD)

Franchise Stores               344         362          377        395         418         441         461         481
Company Stores                  10           8            3          3           3           3           3           3
                               ___         ___          ___        ___         ___         ___         ___         ___
 Total Stores                  354         370          380        398         421         444         464         484


AGGRESSIVE CASE - LEVERAGED BUYOUT SCENARIO

SUMMARY STATISTICS

                                   HISTORICAL                            PROJECTED
                               ________________        ________________________________________________________________

INCOME STATEMENT SUMMARY       1992        1993        1994        1995        1996        1997        1998        1999
                               ____        ____        ____        ____        ____        ____        ____        ____
Net Sales                  $119,799    $122,960     $125,832    $135,854   $150,201    $167,581    $185,075    $202,805
EBITDA                        7,624       6,058        7,456       8,729     12,276      16,040      18,927      21,281
EBIT                          5,936       4,500        5,650       5,956      9,405      13,171      16,011      18,315
Total Interest                1,170       1,219        1,686       3,488      3,708       3,570       3,262       3,075
Net Interest                  1,170       1,219        1,468       3,312      3,613       3,492       3,203       2,930
Net Income                   $2,783      $1,881       $2,415      $4,480     $3,302      $5,553      $7,357      $8,847
Earnings Per Share            $0.80       $0.55        $0.72       $0.43      $0.96       $1.61       $2.13       $2.56

GROWTH MARGIN ANALYSIS

Net Sales Growth               5.2%        2.6%         2.3%       8.0%       10.6%       11.6%       10.4%        9.6%
Gross Margin                  20.9%       20.4%        21.0%      18.5%       19.5%       20.4%       20.6%       20.6%
EBITDA Margin                  6.4%        4.9%         5.9%       6.4%        8.2%        9.6%       10.2%       10.5%
EBIT Margin                    5.0%        3.7          4.5%       4.4%        6.3%        7.9%        8.7%        9.0%
Net Income Margin              2.3%        1.5%         1.9%       1.1%        2.2%        3.3%        4.0%        4.4%

COVERAGES
EBITDA/Total Interest          6.5x        5.0x         4.4x       2.5x        3.3x        4.5x        5.8x        6.9x
EBITDA/Net Interest            6.5x        5.0x         5.1x       2.6x        3.4x        4.6x        5.9x        7.3x
EBITDA/Cap Ex/Tot. Interest    5.9x        3.2x         3.3x      -0.8x        2.8x        4.2x        5.5x        6.6x
EBIT/Total Interest            5.1x        3.7x         3.4x       1.7x        2.5x        3.7x        4.9x        6.0x
EBIT/ Net Interest             5.1x        3.7x         3.8x       1.8x        2.6x        3.8x        5.0x        6.3x
Total Debt/EBITDA              1.4x        2.3x         2.6x       4.4x        3.0x        2.1x        1.5x        1.3x
Debt/Total Capitalization     30.3%       43.2%        36.0%      59.2%       55.2%       48.6%       39.7%       35.3%
Debt/Equity                    0.4x        0.8x         0.6x       1.5x        1.2x        0.9x        0.7x        0.5x

STORE COUNT (END OF PERIOD)

Franchise Stores               344         362          377        417         467         517         567         617
Company Stores                  10           8            3          3           3           3           3           3
                               ___         ___          ___        ___         ___         ___         ___         ___
 Total Stores                  354         370          380        420         470         520         570         620


MODERATE CASE - SNOW PROJECTION MODEL


                                                                                 ACQUISITION ADJUSTMENTS
OPENING BALANCE SHEET       As of       Adj       Equity    Loans to    Refinance   Purchase    Pay      Allocate      Pro Forms
                            12/31/94    FMV       Invt.     Newco       Debt        Company     Fees     Goodwill      6/30/94
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
Assets
Current Assets
 Cash/ Investments          $4,200     $4,200     $0         $0         $0          $0          $0                     $4,200
  Receivables                8,407      8,407                                                                           8,407
   Inventory                 15,261     15,261                                                                          15,261
  Deferred Income Taxes      2,501      2,501                                                                           2,501
  Other Current Assets       1,047      1,047                                                                           1,047
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
Total Current Assets        31,417     31,417      0          0          0           0          0           0          31,417
Real Estate Retained         1,324      1,324                                                                           1,324
Real Estate CIP              3,085      3,085                                                                           3,085
Other Prop.& Equip.,net     14,003     14,003                                                                          14,003
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
Total PP&E                  18,411     18,411                                                                          18,411

Transaction Costs               241        241                                                             0              241
Investment/Other Asset        2,043      2,043                                                                          2,043
Invest in Oper JV             1,414      1,414                                                                          1,414
Invest in Dev JV                300        300                                                                            300
Notes Receivable              1,362      1,362                                                                          1,362
Distribution Rights           9,046      9,046                                                                          9,046
Goodwill                          0          0                                                            0                 0
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
   Total Assets             $64,234    $64,234    $0          $0        $0          $0         $0        $0           $64,234
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
Current Liabilities
   Accounts Payable           3,679      3,679                                                                          3,679
   Accrued Expenses           2,229      2,229                                                                          2,229
   Warranty Reserve           3,854      3,854                                                                          3,854
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
Total Current Liabilities     9,763      9,763                                                                          9,763
   Deferred Income Taxes          0          0                                                                              0
   ESOP Obligation              453        453                                                                            453
   Deferred Income              121        121                                                                            121
Existing Debt
   Senior Notes               8,000      8,000                                                                          8,000
   Long Term Debt(IN)         1,451      1,451                                                                          1,451
   Long Term Debt(KellySpr.)  4,400      4,400                                                                          4,400
   Other Senior Debt          3,019      3,019                                                                          3,019
   AT&T LTD                   1,795      1,795                                                                          1,795
   LOC-BBC                      734        734                                                                            734
Acquisition Financing
   Senior Debt                    0          0                           0                                                  0
   Sub Debt                       0          0                           0                                                  0
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
Total Debt                   19,399     19,399      0            0        0          0           0         0            19,399
New Common Stock                  0          0      0                                                                        0
Common Stock                 14,808          0                                                                               0
ESOP Obligation                (453)      (453)                                                                           (453)
Retained Earnings            20,144     34,952                                       0                     0            34,952
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
Total Equity                 34,499     34,449                                                                          34,499
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
Total Liab. & Equity        $64,234    $64,234                                                                         $64,234
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------
                            --------   -------    -------   --------    ---------   --------    -------  --------      ---------


MODERATE CASE            SNOW PROJECTION MODEL


                              Historical
BALANCE SHEET                 Year Ended Dec. 31,                                   Projected
                              -------------------------     At            Pro Forma
(in thousands)             1992      1993      6/30/94      31-Dec-94     31-Dec-94 1995      1996      1997      1998      1999
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
ASSETS
Current Assets
 Cash/Investments          $1,590    $1,113    $5,706       $4,200        $4,200         $0     $537    $4,941    $9,611    $15,639
 Receivables                8,835     7,722     9,870        8,407         8,407      8,915    9,378     9,924    10,440     10,928
 Inventory                 15,348    11,748    21,433       15,261        15,261     15,530   15,061    15,758    16,522     17,309
 Deferred Income Taxes      1,970     1,802     2,025        2,501         2,501      2,891    3,280     3,669     4,059      4,448
 Other Current Assets         443       758     2,023        1,047         1,047      1,047    1,047     1,047     1,047      1,047
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Assets       28,186    23,143     41,057      31,417        31,417     28,383   29,304    35,339    41,679     49,372

Real Estate Retained            0         0                  1,324         1,324      2,009    3,024     4,032     5,039      6,079
Real Estate CIP                 0         0      1,750       3,085         3,085      3,706    3,675     3,664     3,664      3,664
Other P & E, net           12,166    13,153     13,477      14,003        14,003     19,140   19,001    17,937    16,943     15,946
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total PP&E                12,166    13,153     15,227      18,411        18,411     24,855   25,699    25,633    25,646     25,689

Investment/Other Asset      1,969     2,955      2,843       2,043         2,043      2,183    2,323     2,463     2,603      2,743
Invst in Oper JV            1,609     1,385      1,414       1,414         1,414      1,414    1,414     1,414     1,414      1,414
Invst in Dev JV                 0         0          0         300           300        660    1,020     1,380     1,440      1,440
Bridge Loan Receivable          0         0          0           0             0        142      325       477       598        695
Notes Receivable            4,915     6,616      4,984       1,362         1,362      1,162      962       762       562        362
Distribution Rights         8,834     9,355      9,216       9,046         9,046      8,797    8,518     8,240     7,964      7,688
Transaction Costs               0          0         0         241           241        215      189       163       137        111
Goodwill                        0          0         0           0             0          0        0         0         0          0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Assets             $57,679    $56,607    $74,741    $64,234       $64,234    $67,812  $69,754   $75,871   $82,043    $89,513
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

Current Liabilities
 Accounts Payable           5,058      3,613      7,792      3,679         3,679      4,530    4,707     4,924     5,163      5,409
 Accrued Expenses           3,067      3,396      4,787      2,229         2,229      3,286    3,458     3,659     3,849      4,028
 Warranty Reserve           2,654      3,254      3,554      3,854         3,854      4,454    5,054     5,654     6,254      6,854
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Liab.        10,806     10,263     16,133      9,763         9,763     12,270   13,219    14,238    15,266     16,291
Deferred Income Taxes         500         38          0          0             0          0        0         0         0          0
ESOP Obligation:            1,277        975        429        453           453        260        0         0         0          0
Deferred Income               192        157        140        121           121          0        0         0         0          0
Existing Debt
 Term Loan BBC              2,000      1,400          0          0             0          0        0         0         0          0
 Senior Notes                   0          0      8,000      8,000         8,000      8,000    8,000      8,000    6,857      5,714
 Long Term Debt(IN)             0          0      1,451      1,451         1,451      1,413    1,373      1,330    1,284      1,238
 LTD (Kelly Spring)           440      5,600      5,000      4,400         4,400      3,200    2,000        800        0          0
 Other Senior Debt          7,324      6,686      3,664      3,019         3,019        186      140        114       92         70
 AT&T LTD                       0          0        754      1,795         1,795      2,315    3,082      3,826    4,550      5,278
 LOC-BBC                      950          0      6,208        734           734      2,706        0          0        0          0
Acquisition Financing
 Senior Debt                    0          0          0          0             0          0        0          0        0          0
  Sub Debt                      0          0          0          0             0          0        0          0        0          0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Debt                 10,714     13,686     25,077     19,399        19,399     17,821   14,595     14,070   12,783     12,300
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Liabilities         23,489     25,119     41,779     29,736        29,736     30,351   27,814     28,308   28,048     28,592

New Common Stock                0          0          0          0             0          0        0          0        0          0
Common Stock               19,334     14,735     14,808     14,808             0          0        0          0        0          0
ESOP Obligation            (1,277)      (975)      (429)      (453)         (453)      (260)       0          0        0          0
Retained Earnings          16,133     17,728     18,583     20,144        34,952     37,721   41,940     47,563   53,994     60,921
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Equity              34,190     31,488     32,962     34,499        34,499     37,461   41,940     47,563   53,994     60,921
 Total Liab.& Equity      $57,679    $56,607    $74,741    $64,234       $64,234    $67,812  $69,754    $75,871  $82,043    $89,513
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------


MODERATE CASE - SNOW PROJECTION MODEL


                                                                             Projected
DEBT SCHEDULE                                        ---------------------------------------------------------
(In thousands)
                                           6 Months                       Year Ended December, 31,
                                           Ended   -----------------------------------------------------------
                                           12/31/94      1995        1996        1997       1998       1999
                                            --------     -------     -------     -------    -------    -------
Beginning Debt Balance
Existing Debt

 Senior Notes                                 8,000       8,000       8,000       8,000      8,000       6,857
 Long Term Debt (IN)                          1,451       1,451       1,413       1,373      1,330       1,284
 Long Term Debt
  (Kelly Springfield)                         5,000       4,400       3,200       2,000        800           0
 Other Senior Debt                            3,664       3,019         186         140        114          92
 AT&T LTD                                       754       1,795       2,315       3,082      3,826       4,550
 LOC-BBC                                      6,208         734       2,706           0          0           0
Acquisition Financing
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0           0           0           0          0           0
                                            --------     -------     -------     -------    -------    -------
Total Beginning Debt Balance                 25,077      19,399      17,821      14,595     14,070      12,783

Debt (Repayment Borrowings)
Existing Debt

 Senior Notes                                     0           0           0           0     (1,143)     (1,143)
 Long Term Debt (IN)                              0         (38)        (40)        (43)       (46)        (46)
 Long Term Debt
  (Kelly Springfield)                          (600)     (1,200)     (1,200)     (1,200)      (800)          0
 Other Senior Debt                             (645)     (2,833)        (46)        (26)       (22)        (22)
 AT&T LTD                                     1,041         520         767         744        723         729
 LOC-BBC                                     (5,474)      1,973      (2,706)          0          0           0
                                            --------     -------     -------     -------    -------    -------
Total Existing Debt Borrowing (Repayment)    (5,678)     (1,578)     (3,226)       (525)    (1,288)       (482)
Acquisition Financing
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0           0           0           0          0           0
                                            --------     -------     -------     -------    -------    -------
Total Borrowing (Repayment)                  (5,678)     (1,578)     (3,226)       (525)    (1,288)       (482)

Ending Debt Balances
Existing Debt

 Senior Notes                                 8,000       8,000       8,000       8,000      6,857       5,714
 Long Term Debt (IN)                          1,451       1,413       1,373       1,330      1,284       1,238
 Long Term Debt
  (Kelly Springfield)                         4,400       3,200       2,000         800          0           0
 Other Senior Debt                            3,019         186         140         114         92          70
 AT&T LTD                                     1,795       2,315       3,082       3,826      4,550       5,278
 LOC-BBC                                        734       2,706           0           0          0           0
Acquisition Financing
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0           0           0           0          0           0
                                            --------     -------     -------     -------    -------    -------
Total Ending Debt Balance                    19,399      17,821      14,595      14,070     12,783      12,300


MODERATE CASE - SNOW PROJECTION MODEL


                                                                           PROJECTED
INTEREST EXPENSE SCHEDULE                            ---------------------------------------------------------

                                            6 Months                       Year Ended December, 31,
                                        Ended   -------------------------------------------------------
                                           12/31/94      1995        1996        1997       1998       1999
                                           ---------    --------   ---------   ---------  ----------  --------
Interest Expense
Existing Debt               Rate

 Senior Notes               8.71%               348         697         697         697        647         547
 Long Term Debt (IN)        7.75%                56         111         108         105        101          98
 Long Term Debt
  (Kelly Springfield)       5.75%               135         219         150          81         23           0
 Other Senior Debt          9.60%               160         154          16          12         10           8
 AT&T LTD                  10.00%                64         206         270         345        419         491
 Prepayment Penalties         ---               112           0           0           0          0           0
 LOC-BBC                    8.25%               143         142         112           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Existing Debt Interest Expense          1,019       1,528       1,351       1,240      1,200       1,144

Acquisition Financing
 Senior Debt                 0.0%                 0           0           0           0          0           0
 Sub Debt                    0.0%                 0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Interest Expense                       $1,019      $1,528      $1,351      $1,240     $1,200      $1,144

Income on Cash              3.00%                74          63           8          82        218         379
Income on Bridge Notes Rec  0.00%                 0           0           0           0          0           0
Income on Notes Rec         9.00%               143         114          96          78         60          42
                                            ________     ______      ______      _____      ______     _______
                                               $217        $177        $104        $160       $278        $420


PART III
LEVERAGED/MANAGEMENT BUYOUT SCENARIOS

AGGRESSIVE CASE - LEVERAGED BUYOUT SCENARIO


GENERAL ASSUMPTIONS                                        TRANSACTION PURCHASE TERMS
____________________________________________________       _________________________________________________
                                                           LBO/Sale of Company
                                                           ____________________________________
Common Shares Outstanding                 3,266            Equity Value                    40,926
Stock Options                               244            Total Debt Assumed              19,399
   Total Shares                           3,510            Less:  Excess Cash              (4,200)
                                        ________                                          ________
Avg. Exercise Price of Stock Options      $6.35              Total Value (TV)              56,125
Cash Paid per Share                      $11.66
Market Price as of                       $16.00            Estimated Transaction Costs      2,000
Premium (Discount) Over Market Price     -27.13%           Less:  Assumed Debt            (19,399)
                                                           Less: Cash Proc.-Stock Options  (1,552)

Total Debt Outstanding Before Purchase    19,399
Existing Debt Refinanced                       0           Financing Needed               $37,174
Debt Assumed                              19,399                                                     Rate    % Equity
                                                                                                     ____    ________
                                                           Bank Debt                            0    9.0%         ---
EBITDA Exit Multiple                         7.0x          Subordinated Debt               12,660   13.0%        6.2%
Goodwill Amortization Period                40 yrs.        Equity 1 - Investor             24,514     ---       93.9%
Transaction Cost Amortization Period        10 yrs         Equity 2 - Management                0     ---        0.0%
                                                                                           ______            ________
                                                                                           37,174              100.0%



PURCHASE PRICE MULTIPLES                                   RATES OF RETURN SENSITIVITY
___________________________________________________        ___________________________________________________

                 1993           1994        1995                          % Equity        EBITDA Exit Multiple
                 ____           ____        ____                                     ____________________________________
TV/Sales          0.5x           0.4x        0.4x                        Allocation      6.0x          7.0x        8.0x
                                                                         ________________________________________________
TV/EBITDA         9.3x           7.5x        6.4x          Equity-Inves.   93.9%        32.5%         37.4%       41.7%

TV/EBIT          12.5x           9.9x        9.4x          Equity-Mngt.    NMF          NMF           NMF          NMF

Price/Earnings   16.1x          13.9x       27.0x          Sub Debt         6.2%        20.0%         21.2%       22.3%



COVERAGES                  PRO FORMA
                                1994     1995     1996     1997     1998     1999
                                ____     ____     ____     ____     ____     ____
EBITDA/Total Interest           2.2x   2.502x     3.3x     4.5x     5.8x     6.9x
EBIT/Total Interest             1.7x     1.7x     2.5x     3.7x     4.9x     6.0x
Total Debt/EBITDA               4.3x     4.4x     3.0x     2.1x     1.5x     1.3x
Debt/Total Cap                 56.7%    59.2%    55.2%    48.6%    39.7%    35.3%

Net Debt                    $32,059  $38,064  $36,644  $33,362  $28,034  $21,196
Cumulative Debt Repayment       ---   (6,005)   1,420    3,282    5,328    6,838

FINANCIAL

EPS                           $0.72    $0.43    $0.96    $1.61    $2.13    $2.56


AGGRESSIVE CASE                                     LEVERAGED BUYOUT SCENARIO

                                                                                 Acquisition Adjustments
OPENING BALANCE SHEET        As of      Adj         Equity     Loans to   Refinance    Purchase   Pay      Allocate        Pro Forms
                            12/31/94    FMV         Invt.      Newco      Debt         Company    Fees     Goodwill        6/30/94
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------
ASSETS
Current Assets
Cash/ Investments           $4,200      $4,200      $24,514    $12,660         $0     ($39,374)  ($2,000)                       $0
 Receivables                 8,407       8,407                                                                               8,407
 Inventory                  15,261      15,261                                                                              15,261
 Deferred Income Taxes       2,501       2,501                                                                               2,501
 Other Current Assets        1,047       1,047                                                                               1,047
                            --------    --------    --------   --------   ---------    --------   -------  ---------       --------

Total Current Assets        31,417      31,417       24,514     12,660          0      (39,374)   (2,000)         0         27,217
Real Estate Retained         1,324       1,324                                                                               1,324
Real Estate CIP              3,085       3,085                                                                               3,085
Other Prop.& Equip.,net     14,003      14,003                                                                              14,003
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------
 Total PP&E                 18,411      18,411                                                                              18,411

Transaction Costs              241         241                                                     2,000                     2,241
Investment/Other Asset       2,043       2,043                                                                               2,043
Invest in Oper JV            1,414       1,414                                                                               1,414
Invest in Dev JV               300         300                                                                                 300
Notes Receivable             1,362       1,362                                                                               1,362
Distribution Rights          9,046       9,046                                                                               9,046
Goodwill                         0           0                                                                4,875          4,875
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------
 Total Assets              $64,234     $64,234       $24,514    $12,660         $0    ($39,374)       $0     $4,875        $66,909
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------

Current Liabilities
  Accounts Payable           3,679      3,679                                                                                3,679
  Accrued Expenses           2,229      2,229                                                                                2,229
  Warranty Reserve           3,854      3,854                                                                                3,854
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------
Total Current Liabilities    9,763      9,763                                                                                9,763

 Deferred Income Taxes           0          0                                                                                    0
 ESOP Obligation               453        453                                                                                  453
 Deferred Income               121        121                                                                                  121
Existing Debt
 Senior Notes                8,000      8,000                                                                                8,000
 Long Term Debt(IN)          1,451      1,451                                                                                1,451
 Long Term Debt(KellySpr.)   4,400      4,400                                                                                4,400
 Other Senior Debt           3,019      3,019                                                                                3,019
 AT&T LTD                    1,795      1,795                                                                                1,795
 LOC-BBC                       734        734                                                                                  734
Acquisition Financing
 Senior Debt                     0          0                         0                                                          0
 Sub Debt                        0          0                   $12,660                                                     12,660
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------
Total Debt                  19,399     19,399              0    $12,660          0           0         0          0         32,059

New Common Stock                 0          0         24,514                                                                24,514
Common Stock                14,808          0                                                                                    0
ESOP Obligation               (453)      (453)                                                                                (453)
Retained Earnings           20,144     34,952                                         ($39,374)               4,875            453
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------
Total Equity                34,499     34,449                                                                               24,514
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------
 Total Liab. & Equity      $64,234    $64,234                                                                              $66,909
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------
                            --------    --------    --------   --------   ---------    --------   -------  ---------       ---------


AGGRESSIVE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                                 Historical                                               Projected
BALANCE SHEET              Year Ended Dec. 31,    6 Months Ended                         Year Ended December 31,
                           ------------------  -----------------------    ----------------------------------------------------------
(in thousands)             1992      1993      6/30/94      12/31/94      1994      1995      1996      1997      1998      1999
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
RSC Sales                  $111,657  $113,225  $53,067      $64,127       $117,195  $127,920  $141,503  $157,949  $174,505  $191,274
Incremental Retail Sales      1,816     3,238    1,085          833          1,918       934       934       934       934       934
Franchise Fee Income          5,856     6,116    3,085        3,207          6,292     6,622     7,378     8,297     9,234    10,195
O Advertising                   470       381      242          186            428       379       386       402       402       402
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Net Sales                  119,799   122,960   57,480       68,353        125,832   135,854   150,201   167,581   185,075   202,805

Cost Of Goods Sold(1)        94,720    97,829   44,424       54,990         99,414   110,704   120,922   133,423   146,887   161,089
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Gross Profit                25,078    25,131   13,056       13,363         26,418    25,150    29,279    34,158    38,188    41,715

Selling Gen. & Admin         17,455    18,035    9,388        8,906         18,294    16,604    17,334    18,664    19,981    21,353
Depreciation                  1,120     1,168      605          794          1,399     2,044     2,163     2,211     2,260     2,310
Amort. of Finance Costs           0         0        0            0              0       200       200       200       200       200
Goodwill Amortization             0         0        0            0              0       122       122       122       122       122
Other Amortization              568       390      208          199            407       407       386       336       335       335
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total S G & A(1)            19,143    19,593   10,201        9,899         20,100    19,377    20,205    21,512    22,898    24,320

Operating Income              5,936     5,538    2,855        3,464          6,319     5,773     9,074    12,645    15,290    17,395

 Lease (Income)-10%               0         0        0          (33)           (33)     (183)     (331)     (526)     (721)    (919)
 Other Expenses/(Income)          0     1,038      702            0            702         0         0         0         0         0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
EBIT                          5,936     4,500    2,153        3,497          5,650     5,956     9,405    13,171    16,011    18,315

Projected Costs Savings

Interest Expense
 Existing Debt                1,170     1,219      667        1,019          1,686     1,843     2,062     1,924     1,617     1,429
 Acquisition Financing
  Senior Debt                     0         0        0            0              0         0         0         0         0         0
  Sub Debt                        0         0        0            0              0     1,646     1,646     1,646     1,646     1,646
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Interest Expense              1,170     1,219      667        1,019          1,686     3,488     3,708     3,570     3,262     3,075
Interest Income                   0         0        0          217            217       177        96       786        60       145
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
  Net Interest Expense        1,170     1,219      667          801          1,468     3,312     3,613     3,492     3,203     2,930

Earnings Before Taxes         4,766     3,281    1,486        2,695          4,181     2,644     5,792     9,679    12,808    15,385

Income Taxes                  1,983     1,400      631        1,135          1,766     1,164     2,490     4,126     5,451     6,538
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

Net Income To Common         $2,783    $1,881     $855       $1,561         $2,415    $1,480    $3,302    $5,553    $7,357    $8,847
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

Earnings Per Share
   Actual                     $0.80     $0.55    $0.26        $0.46          $0.72     $0.43     $0.96      $1.61    $2.13     $2.56
   Excl. One Time Items                 $0.73    $0.38                       $0.84
Weighted Average Shares       3,497     3,410    3,333        3,416          3,374     3,424     3,432      3,440    3,448     3,456
--------------------------
(1) All freight expense is in COGS


AGGRESSIVE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                              Historical
BALANCE SHEET                 Year Ended Dec. 31,                                   Projected
                              -------------------------     At            Pro Forma
(in thousands)             1992      1993      6/30/94      31-Dec-94     31-Dec-94 1995      1996      1997      1998      1999
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
ASSETS
Current Assets
 Cash/Investments          $1,590    $1,113    $5,706       $4,200             $0        ($0)      $0        $0        $0   $6,896
 Receivables                8,835     7,722     9,870        8,407          8,407      9,077   10,036    11,197    12,366   13,550
 Inventory                 15,348    11,748    21,433       15,261         15,261     15,815   16,123    17,790    19,585   21,479
 Deferred Income Taxes      1,970     1,802     2,025        2,501          2,501      2,891    3,280     3,669     4,059    4,448
 Other Current Assets         443       758     2,023        1,047          1,047      1,047    1,047     1,047     1,047    1,047
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Assets       28,186    23,143    41,057       31,417         27,217     28,830   30,485    33,703    37,056   47,420

Real Estate Retained            0         0                  1,324          1,324      2,334    4,284     6,234     8,184   10,199
Real Estate CIP                 0         0     1,750        3,085          3,085      5,581    5,551     5,551     5,551    5,551
Other P & E, net           12,166    13,153    13,477       14,003         14,003     18,895   18,635    17,308    16,003   14,649
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total PP&E                12,166    13,153    15,227       18,411          18,411     26,900   28,470    29,093    29,738   30,398

Investment/Other Asset      1,969     2,955     2,843         2,043          2,043      2,183    2,323     2,463     2,603    2,743
Invst in Oper JV            1,609     1,385     1,414         1,414          1,414      1,414    1,414     1,414     1,414    1,414
Invst in Dev JV                 0         0         0           300            300        660    1,020     1,380     1,440    1,440
Bridge Loan Receivable          0         0         0             0              0        210      573       878     1,123    1,317
Notes Receivable            4,915     6,616     4,984         1,362          1,362      1,162      962       762       562      362
Distribution Rights         8,834     9,355     9,216         9,046          9,046      8,797    8,518     8,240     7,964    7,688
Transaction Costs               0         0         0           241          2,241      2,015    1,789     1,563     1,337    1,111
Goodwill                        0         0         0             0          4,875      4,753    4,631     4,510     4,388    4,266
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Assets             $57,679   $56,607   $74,741       $64,234        $66,909    $76,924  $80,185   $84,006   $87,625  $98,158
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

Current Liabilities
 Accounts Payable           5,085     3,613     7,792         3,679          3,679      4,613    5,038     5,559     6,120    6,712
 Accrued Expenses           3,067     3,396     4,787         2,229          2,229      3,346    3,700     4,129     4,558    4,995
 Warranty Reserve           2,654     3,254     3,554         3,854          3,854      4,454    5,054     5,654     6,254    6,854
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Liab.        10,806    10,263    16,133         9,763          9,763     12,413   13,793    15,342    16,933   18,561
Deferred Income Taxes         500        38         0             0              0          0        0         0         0        0
ESOP Obligation:            1,277       975       429           453            453        260        0         0         0        0
Deferred Income               192       157       140           121            121          0        0         0         0        0
Existing Debt
 Term Loan BBC              2,000     1,400         0             0              0          0        0         0         0        0
 Senior Notes                   0         0     8,000         8,000          8,000      8,000    8,000     8,000     6,857    5,714
 Long Term Debt(IN)             0         0     1,451         1,451          1,451      1,413    1,373     1,330     1,284    1,238
 LTD (Kelly Spring)           440     5,600     5,000         4,400          4,400      3,200    2,000       800         0        0
 Other Senior Debt          7,324     6,686     3,664         3,019          3,019        186      140       114        92       70
 AT&T LTD                       0         0       754         1,795          1,795      2,571    4,069     5,535     6,966    8,410
 LOC-BBC                      950         0     6,208           734            734     10,034    8,402     4,923       175        0

Acquisition Financing
 Senior Debt                    0          0        0             0              0          0        0         0         0        0
 Sub Debt                       0          0        0             0         12,660     12,660   12,660    12,660    12,660   12,660
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Debt                 10,714     13,686    25,077        19,399        32,059     38,064   36,644    33,362    28,034   28,092
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Liabilities         23,489     25,119    41,779        29,736        42,396     50,737   50,437    48,704    44,967   46,653
New Common Stock                0          0         0             0        24,514     24,514   24,514    24,514    24,514   24,514
Common Stock               19,334     14,735    14,808        14,808             0          0        0         0         0        0
ESOP Obligation            (1,277)      (975)     (429)         (453)         (453)      (260)       0         0         0        0
Retained Earnings          16,133     17,728    18,583        20,144           453      1,933    5,235    10,788    18,145   26,992
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Equity              34,190     31,488    32,962        34,499        24,514     26,186   29,749    35,302    42,685   51,505
 Total Liab.& Equity      $57,679    $56,607   $74,741       $64,234       $66,909    $76,924  $80,185   $84,006   $87,625  $98,158
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

AGGRESSIVE CASE - SNOW PROJECTION MODEL

                                                                             Projected
CASH FLOW STATEMENT                                  ---------------------------------------------------------
(In thousands)
                                            6 Months                       Year Ended December, 31,
                                            Ended     _____________________________________________________
                                           12/31/94      1995        1996        1997       1998       1999
                                            ________     ______      ______      _____      ______     _______
CASH FLOW FROM OPERATIONS
   Net income                               $1,561      $1,480      $3,302      $5,553     $7,357      $8,847
   Depreciation                                794       2,044       2,163       2,211      2,260       2,310
   Amortization                                199         729         708         658        657         657
   Increase Deferred Income/Taxes              (19)       (121)          0           0          0           0
                                           -------     -------      ------      ------     ------      ------
     Total Cash Flow From Operations         2,535       4,132       6,174       8,421     10,273      11,814

CHANGES IN WORKING CAPITAL
  Accounts Receivable                        1,463        (670)       (959)     (1,161)    (1,169)     (1,185)
  Inventories                                6,172        (554)       (308)     (1,667)    (1,795)     (1,894)
  Deferred Income Taxes                       (476)       (389)       (389)       (389)      (389)       (389)
  Other Current Assets                         976           0           0           0          0           0
  Accounts Payable                          (4,113)        933         426         521        561         592
  Accrued Expenses                          (2,558)      1,117         354         428        430         437
  Warranty Reserve                             300         600         600         600        600         600
                                           -------     -------      ------      ------     ------      ------
   Total Changes In Working Capital          1,764       1,037        (276)     (1,668)    (1,762)     (1,839)

CASH (USED FOR) GENERATED BY INVESTMENTS
  Capital Expenditures                      (1,320)    (11,519)     (1,813)       (884)      (955)       (955)
  Proceeds From Sale Of Properties               0       4,493           0           0          0           0
  Investment in Oper JV                          0           0           0           0          0           0
  Investment in Dev JV                        (300)       (360)       (360)       (360)       (60)          0
  Investment In Conversions                      0           0           0           0          0           0
  Real Estate Retained                      (1,324)     (1,010)     (1,950)     (1,950)    (1,950)     (2,015)
  Real Estate CIP                           (1,335)     (2,496)         30          (0)        (0)         (0)
  Bridge Loan                                    0        (201)       (363)       (305)      (244)       (194)
                                           -------     -------      ------      ------     ------      ------
   Total Investments                        (4,278)    (11,102)     (4,456)     (3,499)    (3,209)     (3,164)

CHANGES IN OTHER ASSETS
  Investments/Other Assets                     800        (140)       (140)       (140)      (140)       (140)
  Notes Receivable                           3,622         200         200         200        200         200
  Distribution Rights                          170         249         279         278        276         276
  Note Pay Fees Expenses                      (241)         26          26          26         26          26
  Less: Amortization                          (199)       (407)       (386)       (336)      (335)       (335)
                                           -------     -------      ------      ------     ------      ------
   Total Other                               4,152         (72)        (21)         28         27          27

  Net From Operations                        4,172      (6,005)      1,420       3,282      5,328       6,838

CASH FLOW FROM FINANCING ACTIVITIES
  Existing Debt                             (5,678)      6,005      (1,420)     (3,282)    (5,328)         58
  Senior Debt                                    0           0           0           0          0           0
  Sub Debt                                       0           0           0           0          0           0

Net cash used in financing activities       (5,678)      6,005      (1,420)     (3,282)    (5,382)         58

NET INCREASE (DECREASE) IN CASH             (1,506)         (0)          0           0          0       6,896

Cash, Beginning of Period                    5,706           0          (0)          0          0           0
  Cash Generated (Used)                     (1,506)         (0)          0           0          0       6,896
                                           -------     -------      ------      ------     ------      ------
Cash, End of Period                         $4,200         ($0)         $0          $0         $0      $6,896

  Min Cash Balance 1994     $4,200


AGGRESSIVE CASE - SNOW LEVERAGED BUYOUT SCENARIOS


                                                                             Projected
DEBT SCHEDULE                                        ---------------------------------------------------------
(In thousands)
                                            6 Months                       Year Ended December, 31,
                                            Ended     _____________________________________________________
                                           12/31/94      1995        1996        1997       1998       1999
                                           --------     --------    --------    --------   --------   --------
BEGINNING DEBT BALANCE
Existing Debt

 Senior Notes                               8,000       8,000       8,000       8,000      8,000       6,857
 Long Term Debt (IN)                        1,451       1,451       1,413       1,373      1,330       1,284
 Long Term Debt
  (Kelly Springfield)                       5,000       4,400       3,200       2,000        800           0
 Other Senior Debt                          3,664       3,019         186         140        114          92
 AT&T LTD                                     754       1,795       2,571       4,069      5,535       6,966
 LOC-BBC                                    6,208         734      10,034       8,402      4,923         175
Acquisition Financing
 Senior Debt                                    0           0           0           0          0           0
 Sub Debt                                       0      12,660      12,660      12,660     12,660      12,660
                                          --------     --------    --------    --------   --------   --------
Total Beginning Debt Balance               25,077      32,059      38,064      36,664     33,362      28,034


DEBT (REPAYMENT BORROWINGS)
Existing Debt

 Senior Notes                                   0           0           0           0     (1,143)     (1,143)
 Long Term Debt (IN)                            0         (38)        (40)        (43)       (46)        (46)
 Long Term Debt
  (Kelly Springfield)                        (600)     (1,200)     (1,200)     (1,200)      (800)          0
 Other Senior Debt                           (645)     (2,833)        (46)        (26)       (22)        (22)
 AT&T LTD                                   1,041         776       1,498       1,466      1,431       1,444
 LOC-BBC                                   (5,474)      9,301      (1,632)     (3,479)    (4,748)       (175)
                                          --------     --------    --------    --------   --------   --------
Total Existing Debt Borrowing (Repayment)  (5,678)      6,005      (1,420)     (3,282)    (5,328)         58
Acquisition Financing
 Senior Debt                                    0           0           0           0          0           0
 Sub Debt                                       0           0           0           0          0           0
                                          --------     --------    --------    --------   --------   --------
Total Borrowing (Repayment)                (5,678)      6,005      (1,420)     (3,282)    (5,328)         58

Ending Debt Balances
Existing Debt

 Senior Notes                               8,000       8,000       8,000       8,000      6,857       5,714
 Long Term Debt (IN)                        1,451       1,413       1,373       1,330      1,284       1,238
 Long Term Debt
  (Kelly Springfield)                       4,400       3,200       2,000         800          0           0
 Other Senior Debt                          3,019         186         140         114         92          70
 AT&T LTD                                   1,795       2,571       4,069       5,535      6,966       8,410
 LOC-BBC                                      734      10,034       8,402       4,923        175           0
Acquisition Financing
 Senior Debt                                    0           0           0           0          0           0
 Sub Debt                                       0      12,660      12,660      12,660     12,660      12,660
                                          --------     --------    --------    --------   --------   --------
Total Ending Debt Balance                  19,399      38,064      36,644      33,362     28,034      28,092



AGGRESSIVE CASE - SNOW LEVERAGED BUYOUT SCENARIO

                                                                           PROJECTED
INTEREST EXPENSE SCHEDULE                            ---------------------------------------------------------
(In thousands)
                                            6 Months                       Year Ended December, 31,
                                            Ended     _____________________________________________________
                                           12/31/94      1995        1996        1997       1998       1999
                                           --------     --------    --------    --------   --------   --------
INTEREST EXPENSE
Existing Debt               Rate
 Senior Notes               8.71%             348         697         697         697        647         547
 Long Term Debt (IN)        7.75%              56         111         108         105        101          98
 Long Term Debt
  (Kelly Springfield)       5.75%             135         219         150          81         23           0
 Other Senior Debt          9.60%             160         154          16          12         10           8
 AT&T LTD                  10.00%              64         218         332         480        625         769
 Prepayment Penalties         ---             112           0           0           0          0           0
 LOC-BBC                    8.25%             143         444         760         550        210           7
                                           --------     --------    --------    --------   --------   --------
Total Existing Debt Interest Expense        1,019       1,843       2,062       1,924      1,617       1,429

Acquisition Financing
 Senior Debt                 9.0%               0           0           0           0          0           0
 Sub Debt                   13.0%               0       1,646       1,646       1,646      1,646       1,646
                                           --------     --------    --------    --------   --------   --------
Total Interest Expense                     $1,019      $3,488      $3,708      $3,570     $3,262      $3,075

Income on Cash              3.00%              74          63          (0)          0          0         103
Income on Bridge Notes Rec  0.00%               0           0           0           0          0           0
Income on Notes Rec         9.00%             143         114          96          78         60          42
                                           --------     --------    --------    --------   --------   --------
                                             $217        $177         $96         $78        $60        $145


EQUITY 1--INVESTORS RETURN

                                                                     CASH FLOW
                                   ----------------------------------------------------------------------------------------
         EXIT MULTIPLE  OWNERSHIP%   OUT FLOW      PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
32.5%        6.0x          94%       ($24,514)       ----          ----        ----        -----          99,942
37.4%        7.0x          94%       ($24,514)       ----          ----        ----        -----         119,915
41.7%        8.0x          94%       ($24,514)       ----          ----        ----        -----         139,887

EQUITY 2--MANAGEMENT RETURN

                                                                     CASH FLOW
                                   ----------------------------------------------------------------------------------------
         EXIT MULTIPLE  OWNERSHIP%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
#Value!      6.0x         NMF               0        ----          ----        ----        -----          #VALUE!
#Value!      7.0x         NMF               0        ----          ----        ----        -----          #VALUE!
#Value!      8.0x         NMF               0        ----          ----        ----        -----          #VALUE!

SUB DEBT INVESTOR RETURN

                                                                 CASH FLOW
                                   ----------------------------------------------------------------------------------------
         EXIT MULTIPLE  OWNERSHIP%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
20.0%        6.0x           6%        ($12,660)     1,646         1,646        1,646        1,646        20,855
21.2%        7.0x           6%        ($12,660)     1,646         1,646        1,646        1,646        22,164
22.3%        8.0x           6%        ($12,660)     1,646         1,646        1,646        1,646        23,473


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO

SUMMARY STATISTICS


                                   HISTORICAL                            PROJECTED
                           --------------------     -------------------------------------------------------------------

INCOME STATEMENT SUMMARY   1992        1993         1994        1995       1996        1997        1998        1999
                           --------    --------     --------    --------   --------    --------    --------    --------
Net Sales                  $119,799    $122,960     $125,832    $133,425   $140,364    $148,531    $156,256    $163,560
EBITDA                        7,624       6,058        7,456       8,249     10,874      13,075      14,325      14,987
EBIT                          5,936       4,500        5,650       6,032      8,433      10,690      11,939      12,598
Total Interest                1,170       1,219        1,686       3,373      3,435       3,211       2,934       2,776
Net Interest                  1,170       1,219        1,468       3,196      3,339       3,134       2,857       2,624
Net Income                   $2,783      $1,881       $2,415      $1,683     $2,991      $4,417      $5,295      $5,811
Earnings Per Share            $0.80       $0.55        $0.72       $0.49      $0.87       $1.28       $1.54       $1.68

GROWTH MARGIN ANALYSIS

Net Sales Growth               5.2%        2.6%         2.3%       6.0%        5.2%        5.8%        5.2%        4.7%
Gross Margin                  20.9%       20.4%        21.0%      18.5%       19.5%       20.4%       20.7%       20.6%
EBITDA Margin                  6.4%        4.9%         5.9%       6.3%        7.7%        8.8%        9.2%        9.2%
EBIT Margin                    5.0%        3.7%         4.5%       4.5%        6.0%        7.2%        7.6%        7.7%
Net Income Margin              2.3%        1.5%         1.9%       1.3%        2.1%        3.0%        3.4%        3.6%

COVERAGES
EBITDA/Total Interest          6.5x        5.0x         4.4x       2.5x        3.2x        4.1x        4.9x        5.4x
EBITDA/Net Interest            6.5x        5.0x         5.1x       2.6x        3.3x        4.2x        5.0x        5.7x
EBITDA/Cap Ex/Tot. Interest    5.9x        3.2x         3.3x      -0.9x        2.6x        3.8x        4.6x        5.1x
EBIT/Total Interest            5.1x        3.7x         3.4x       1.8x        2.5x        3.3x        4.1x        4.5x
EBIT/ Net Interest             5.1x        3.7x         3.8x       1.9x        2.5x        3.4x        4.2x        4.8x
Total Debt/EBITDA              1.4x        2.3x         2.6x       4.2x        3.0x        2.2x        1.8x        1.7x
Debt/Total Capitalization     30.3%       43.2%        36.0%      66.8%       61.1%       53.4%       45.2%       40.5%
Debt/Equity                    0.4x        0.8x         0.6x       2.0x        1.6x        1.1x        0.8x        0.7x

STORE COUNT (END OF PERIOD)

Franchise Stores               344         362          377        395         418         441         461         481
Company Stores                  10           8            3          3           3           3           3           3
                           --------    --------     --------    --------   --------    --------    --------    --------
 Total Stores                  354         370          380        398         421         444         464         484


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


GENERAL ASSUMPTIONS                                        TRANSACTION PURCHASE TERMS
____________________________________________________       _________________________________________________
                                                           LBO/Sale of Company
                                                           ____________________________________
Common Shares Outstanding                 3,266            Equity Value                    32,116
Stock Options                               244            Total Debt Assumed              19,399
   Total Shares                           3,510            Less:  Excess Cash              (4,200)
                                         ------                                            -------
Avg. Exercise Price of Stock Options      $6.35              Total Value (TV)              47,315
Cash Proceeds From Exercise Optoins       1,522
Cash Paid per Share                      $ 9.15
Market Price as of                       $16.00            Estimated Transaction Costs      2,000
Premium (Discount) Over Market Price     -42.81%           Less:  Assumed Debt            (19,399)
                                                           Less: Cash Proc.-Stock Options  (1,552)

Total Debt Outstanding Before Purchase    19,399
Existing Debt Refinanced                       0           Financing Needed               $28,364
Debt Assumed                              19,399                                                     Rate    % Equity
                                                                                                     ----    --------
                                                           Bank Debt                            0    9.0%         ---
EBITDA Exit Multiple                         7.0x          Subordinated Debt               12,550   13.0%        9.2%
Goodwill Amortization Period                40 yrs.        Equity 1 - Investor             15,814     ---       90.8%
Transaction Cost Amortization Period        10 yrs         Equity 2 - Management                0     ---        0.0%
                                                                                           ------              ------
                                                                                           28,364              100.0%


PURCHASE PRICE MULTIPLES                                   RATES OF RETURN SENSITIVITY
___________________________________________________        ___________________________________________________

                 1993           1994        1995                          % Equity        EBITDA Exit Multiple
                 ____           ____        ____                                     ____________________________________
TV/Sales          0.4x           0.4x        0.4x                        Allocation      6.0x          7.0x        8.0x
                                                                         ________________________________________________
TV/EBITDA         7.8x           6.3x        5.6x          Equity-Inves.   90.8%        32.5%         37.7%       42.2%

TV/EBIT          10.5x           8.4x        7.8x          Equity-Mngt.    NMF          NMF           NMF          NMF

Price/Earnings   12.6x          10.9x       18.6x          Sub Debt         9.2%        20.0%         21.3%       22.5%



COVERAGES                  PRO FORMA
                                1994     1995     1996     1997     1998     1999
                                ____     ____     ____     ____     ____     ____
EBITDA/Total Interest           2.2x   2.502x     3.2x     4.1x     4.9x     5.4x
EBIT/Total Interest             1.7x     1.8x     2.5x     3.3x     4.1x     4.5x
Total Debt/EBITDA               4.3x     4.2x     3.0x     2.2x     1.8x     1.7x
Debt/Total Cap                 66.9%    66.8%    61.1%    53.4%    45.2%    40.5%

Net Debt                    $31,949  $35,555  $32,919  $29,095  $24,173  $18,676
Cumulative Debt Repayment       ---   (3,606)   2,636    3,824    4,923    5,496

FINANCIAL

EPS                           $0.72    $0.49    $0.87    $1.28    $1.54    $1.68


MODERATE CASE - LEVERAGED BUYOUT SCENARIO

                                                                                Acquisition Adjustments
                                                                                 Acquisition Adjustments
OPENING BALANCE SHEET     As of         Adj         Equity     Loans to   Refinance    Purchase   Pay      Allocate       Pro Forms
                          12/31/94      FMV         Invt.      Newco      Debt         Company    Fees     Goodwill        6/30/94
                          --------    ------       --------    --------   ---------    --------   -----    --------      ----------
Assets
Current Assets
 Investments                $4,200     $4,200       $15,814    $12,550           $0    ($30,564)  ($2,000)                     $0
 Receivables                 8,407      8,407                                                                               8,407
 Inventory                  15,261     15,261                                                                              15,261
 Deferred Income Taxes       2,501      2,501                                                                               2,501
 Other Current Assets        1,047      1,047                                                                               1,047
                          --------    -------       --------    --------   ---------    --------   -------    --------      -------
Total Current Assets        31,417     31,417        15,814     12,550            0     (30,564)   (2,000)          0      27,217
Real Estate Retained         1,324      1,324                                                                               1,324
Real Estate CIP              3,085      3,085                                                                               3,085
Other Prop.& Equip.,net     14,003     14,003                                                                              14,003
                          --------    -------                                                                             -------
 Total PP&E                 18,411     18,411                                                                              18,411

Transaction Costs              241        241                                                       2,000                   2,241
Investment/Other Asset       2,043      2,043                                                                               2,043
Invest in Oper JV            1,414      1,414                                                                               1,414
Invest in Dev JV               300        300                                                                                 300
Notes Receivable             1,362      1,362                                                                               1,362
Distribution Rights          9,046      9,046                                                                               9,046
Goodwill                         0          0                                                                  (3,935)     (3,935)
                          --------    -------       --------    --------   ---------    --------   -------    --------      -------
 Total Assets              $64,234    $64,234       $15,814    $12,550           $0    ($30,564)       $0     ($3,935)    $58,099
                          --------    -------       --------    --------   ---------    --------   -------    --------    ---------
                          --------    -------       --------    --------   ---------    --------   -------    --------    ---------

Current Liabilities
 Accounts Payable            3,679      3,679                                                                                3,679
 Accrued Expenses            2,229      2,229                                                                                2,229
 Warranty Reserve            3,854      3,854                                                                                3,854
                          --------    -------       --------    --------   ---------    --------   -------    --------      -------
Total Current Liabilities    9,763      9,763                                                                                9,763

 Deferred Income Taxes           0          0                                                                                    0
 ESOP Obligation               453        453                                                                                  453
 Deferred Income               121        121                                                                                  121
Existing Debt
 Senior Notes                8,000      8,000                                                                                8,000
 Long Term Debt(IN)          1,451      1,451                                                                                1,451
 Long Term Debt(KellySpr.)   4,400      4,400                                                                                4,400
 Other Senior Debt           3,019      3,019                                                                                3,019
 AT&T LTD                    1,795      1,795                                                                                1,795
 LOC-BBC                       734        734                                                                                  734
Acquisition Financing
   Senior Debt                   0          0                        0                                                           0
   Sub Debt                      0          0                   12,550                                                      12,550
                          --------    -------       --------    --------   ---------    --------   -------    --------      -------
Total Debt                  19,399     19,399             0      12,550           0           0         0           0       31,949
New Common Stock                 0          0        15,814                                                                 15,814
Common Stock                14,808          0                                                                                    0
ESOP Obligation               (453)      (453)                                                                                (453)
Retained Earnings           20,144     34,952                                           (30,564)               (3,935)         453
                          --------    -------       --------    --------   ---------    --------   -------    --------      -------
Total Equity                34,499     34,449                                                                               15,814
                          --------    -------       --------    --------   ---------    --------   -------    --------      -------
 Total Liab. & Equity      $64,234    $64,234                                                                              $58,099
                          --------    -------       --------    --------   ---------    --------   -------    --------      -------
                          --------    -------       --------    --------   ---------    --------   -------    --------      -------

MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                                       Historical                                               Projected
INCOME STATEMENT              Year Ended Dec. 31,        6 Months Ended                         Year Ended December 31,
                              -------------------------  ------------------------ --------------------------------------------------
(in thousands)             1992      1993      6/30/94      12/31/94      1994      1995      1996      1997      1998      1999
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
RSC Sales                  $111,657  $113,225  $53,067      $64,127       $117,195  $125,611  $132,157  $139,855  $147,143  $154,025
Incremental Retail Sales      1,816     3,238    1,085          833          1,918       934       934       934       934       934
Franchise Fee Income          5,856     6,116    3,085        3,207          6,292     6,501     6,888     7,341     7,778     8,199
O Advertising                   470       381      242          186            428       379       386       402       402       402
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Net Sales                  119,799   122,960   57,480       68,353        125,832   133,425   140,364   148,531   156,256   163,560

Cost Of Goods Sold(1)        94,720    97,829   44,424       54,990         99,414   108,713   112,959   118,183   123,917   129,816
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Gross Profit                 25,078    25,131   13,056       13,363         26,418    24,712    27,405    30,348    32,339    33,744

Selling Gen. & Admin         17,455    18,035    9,388        8,906         18,294    16,450    16,783    17,625    18,468    19,313
Depreciation                  1,120     1,168      605          794          1,399     1,889     1,953     1,948     1,949     1,952
Amort. of Finance Costs           0         0        0            0              0         0         0         0         0         0
Goodwill Amortization             0         0        0            0              0         0         0         0         0         0
Other Amortization              568       390      208          199            407       407       386       336       335       335
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total S G & A(F1)           19,143    19,593   10,201        9,899         20,100    18,745    19,122    19,909    20,752    21,600

Operating Income              5,936     5,538    2,855        3,464          6,319     5,967     8,283    10,439    11,587    12,144

 Lease (Income)-10%               0         0        0          (33)           (33)     (167)     (252)     (353)     (454)    (556)
 Other Expenses/(Income)          0     1,038      702            0            702         0         0         0         0         0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
EBIT                          5,963     4,500    2,153        3,497          5,650     6,134     8,535    10,792    12,041    12,700

Projected Costs Savings

Interest Expense
 Existing Debt                1,170     1,219      667        1,019          1,686     1,528     1,351     1,240     1,200     1,144
 Acquisition Financing
 Senior Debt                      0         0        0            0              0         0         0         0         0         0
 Sub Debt                         0         0        0            0              0         0         0         0         0         0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Interest Expense              1,170     1,219      667        1,019          1,686     1,528     1,351     1,240     1,200     1,144
Interest Income                   0         0        0          217            217       177       104       160       278       420
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Net Interest Expense         1,170     1,219      667          801          1,468     1,351     1,248     1,080       922       724

Earnings Before Taxes         4,766     3,281    1,486        2,695          4,181     4,783     7,287     9,712    11,119    11,976

Income Taxes                  1,983     1,400      631        1,135          1,766     2,014     3,068     4,089     4,688     5,049
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

Net Income To Common         $2,783    $1,881     $855       $1,561         $2,415    $2,769    $4,219    $5,623    $6,431    $6,927
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

EARNINGS PER SHARE
   Actual                     $0.80     $0.55    $0.26        $0.46          $0.72     $0.81     $1.23     $1.63     $1.87     $2.00
   Excl. One Time Items                 $0.73    $0.38                       $0.84
Weighted Average Shares       3,497     3,410    3,333        3,416          3,374     3,424     3,432     3,440     3,448     3,456
--------------------------
(1) All freight expense is in COGS


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                           Historical                                     Pro    Projected
BALANCE SHEET              Year Ended Dec. 31,               At           Forma  December 31,
                           -------------------              -------------------- --------------------------------------------------
(in thousands)             1992      1993      6/30/94      12/31/94      1994      1995      1996      1997      1998      1999
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
ASSETS
Current Assets
 Cash/Investments          $1,590    $1,113    $5,706       $4,200         $4,200        $0      $537    $4,941   $9,611   $15,639
 Receivables                8,835     7,722     9,870        8,407          8,407     8,915     9,378     9,924   10,440    10,928
 Inventory                 15,348    11,748    21,433       15,261         15,261    15,530    15,061    15,758   16,522    17,309
Deferred Income Taxes       1,970     1,802     2,025        2,501          2,501     2,891     3,280     3,669    4,059     4,448
 Other Current Assets         443       758     2,023        1,047          1,047     1,047     1,047     1,047    1,047     1,047
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Assets       28,186    23,143    41,057       31,417         27,217    28,383    29,304    35,339   41,679    49,372

Real Estate Retained            0         0                  1,324          1,324     2,009     3,024     4,032    5,039     6,079
Real Estate CIP                 0         0     1,750        3,085          3,085     3,706     3,675     3,664    3,664     3,664
Other P & E, net           12,166    13,153    13,477       14,003         14,003    19,140    19,001    17,937   16,943    15,946
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total PP&E                12,166    13,153     15,227      18,411          18,411    24,855   25,699    25,633   25,646    25,689

Investment/Other Asset      1,969     2,955      2,843       2,043           2,043     2,183     2,323     2,463    2,603     2,743
Invst in Oper JV            1,609     1,385      1,414       1,414           1,414     1,414     1,414     1,414    1,414     1,414
Invst in Dev JV                 0         0          0         300             300       660     1,020     1,380    1,440     1,440
Bridge Loan Receivable          0         0          0           0               0       142       325       477      598       695
Notes Receivable            4,915     6,616      4,984       1,362           1,362     1,162       962       762      562       362
Distribution Rights         8,834     9,355      9,216       9,046           9,046     8,797     8,518     8,240    7,964     7,688
Transaction Costs               0         0          0         241           2,241     2,015     1,789     1,563    1,337       111
Goodwill                        0         0          0           0               0         0         0         0        0         0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Assets             $57,679   $56,607    $74,741     $64,234         $64,234   $67,812   $66,754   $75,871  $82,043   $89,513
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Current Liabilities
 Accounts Payable           5,085     3,613      7,792       3,679           3,679     4,530     4,707     4,924    5,163     5,409
 Accrued Expenses           3,067     3,396      4,787       2,229           2,229     3,286     3,458     3,659    3,849     4,028
 Warranty Reserve           2,654     3,254      3,554       3,854           3,854     4,454     5,054     5,654    6,254     6,854
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Liab.        10,806    10,263     16,133       9,763           9,763    12,270    13,219    14,238   15,266    16,291
Deferred Income Taxes         500        38          0           0               0         0         0         0        0         0
ESOP Obligation:            1,277       975        429         453             453       260         0         0        0         0
Deferred Income               192       157        140         121             121         0         0         0        0         0
Existing Debt
 Term Loan BBC              2,000     1,400          0           0               0         0         0         0        0         0
 Senior Notes                   0         0      8,000       8,000           8,000     8,000     8,000     8,000    6,857     5,714
 Long Term Debt(IN)             0         0      1,451       1,451           1,451     1,413     1,373     1,330    1,284     1,238
 LTD (Kelly Spring)           440     5,600      5,000       4,400           4,400     3,200     2,000       800        0         0
 Other Senior Debt          7,324     6,686      3,664       3,019           3,019       186       140       114       92        70
 AT&T LTD                       0         0        754       1,795           1,795     2,315     3,082     3,826    4,550     5,278
 LOC-BBC                      950         0      6,208         734             734     2,706         0         0        0         0

Acquisition Financing
  Senior Debt                   0          0         0           0               0         0         0         0        0         0
  Sub Debt                      0          0         0           0               0         0         0         0        0         0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Debt                 10,714     13,686    25,077      19,399          19,399    17,821    14,595    14,070   12,783    12,300
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Liabilities         23,489     25,119    41,779      29,736          29,736    30,351    27,814    28,308   28,048    28,592

New Common Stock                0          0         0           0               0         0         0         0        0         0
Common Stock               19,334     14,735    14,808      14,808               0         0         0         0        0         0
ESOP Obligation            (1,277)      (975)     (429)       (453)           (453)     (260)        0         0        0         0
Retained Earnings          16,133     17,728    18,583      20,144          34,952    37,721    41,940    47,563   53,994    60,921
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Equity              34,190     31,488    32,962      34,499          34,499    37,461    41,940    47,563   53,994    60,921
 Total Liab.& Equity      $57,679    $56,607   $74,741     $64,234         $64,234   $67,812   $69,754   $75,871  $82,043   $89,513
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO

CASH FLOW STATEMENT                                  ---------------------------------------------------------
(In thousands)
                                            6 Months                       Year Ended December, 31,
                                            Ended     _____________________________________________________
                                           12/31/94      1995        1996        1997       1998       1999
                                            --------     -------     -------     -------    -------    -------
CASH FLOW FROM OPERATIONS
 Net income                               $1,561      $2,769      $4,219      $5,623     $6,431     $6,927
 Depreciation                                794       1,889       1,953       1,948      1,949      1,952
 Amortization                                199         407         386         336        335        335
 Increase Deferred Income/Taxes              (19)       (121)          0           0          0          0
                                            --------     -------     -------     -------    -------    -------
      Total Cash Flow From Operations       2,535       4,944       6,558       7,907      8,715      9,214

Changes in Working Capital
    Accounts Receivable                       1,463        (507)       (464)       (546)      (516)      (488)
    Inventories                               6,172        (269)        469        (696)      (764)      (787)
    Deferred Income Taxes                      (476)       (389)       (389)       (389)      (389)      (389)
Other Current Assets                            976           0           0           0          0           0
    Accounts Payable                         (4,113)        850         177         218        239         246
    Accrued Expenses                         (2,558)      1,057         172         201        189         180
    Warranty Reserve                            300         600         600         600        600         600
                                            --------     -------     -------     -------    -------    -------
Total Changes In Working Capital              1,764       1,341         565        (613)      (642)       (638)
Cash (Used For) Generated By Investments
    Capital Expenditures                     (1,320)    (11,519)     (1,813)       (884)      (955)       (955)
    Proceeds From Sale Of Properties              0       4,493           0           0          0           0
    Investment in Oper JV                         0           0           0           0          0           0
    Investment in Dev JV                       (300)       (360)       (360)       (360)       (60)          0
    Investment In Conversions                     0           0           0           0          0           0
    Real Estate Retained                     (1,324)       (685)     (1,015)     (1,009)    (1,006)     (1,040)
    Real Estate CIP                          (1,335)       (621)         31          11         (0)         (0)
    Bridge Loan                                   0        (142)       (182)       (152)      (121)        (96)
                                            --------     -------     -------     -------    -------    -------
      Total Investments                      (4,278)     (8,835)     (3,339)     (2,394)    (2,143)     (2,091)

CHANGES IN OTHER ASSETS
    Investments/Other Assets                    800        (140)       (140)       (140)      (140)       (140)
    Notes Receivable                          3,622         200         200         200        200         200
    Distribution Rights                         170         249         279         278        276         276
    Note Pay Fees Expenses                     (241)         26          26          26         26          26
Less: Amortization                             (199)       (407)       (386)       (336)      (335)       (335)
                                            --------     -------     -------     -------    -------    -------
    Total Other                               4,152         (72)        (21)         28         27          27

    NET FROM OPERATIONS                       4,172      (2,6622      3,763       4,929      5,957       6,511

CASH FLOW FROM FINANCING ACTIVITIES
   Existing Debt                             (5,678)     (1,578)     (3,226)       (525)    (1,288)       (482)
   Senior Debt                                    0           0           0           0          0           0
   Sub Debt                                       0           0           0           0          0           0

Net cash used in financing activities        (5,678)     (1,578)     (3,226)       (525)    (1,288)       (482)

NET INCREASE (DECREASE) IN CASH              (1,506)     (4,200)        537        4,404     4,669       6,029

Cash, Beginning of Period                     5,706       4,200           0          537     4,941       9,611
    Cash Generated (Used)                    (1,506)     (4,200)        537        4,404     4,669       6,029
                                            --------     -------     -------     -------    -------    -------
Cash, End of Period                          $4,200          $0        $537       $4,941    $9,611     $15,639

    Min Cash Balance 1994     $4,200



                                                                             Projected
DEBT SCHEDULE                                        ---------------------------------------------------------
(In thousands)
                                            6 Months                       Year Ended December, 31,
                                        Ended   -------------------------------------------------------
                                           12/31/94      1995        1996        1997       1998       1999
                                            ________     ______      ______      _____      ______     _______
Beginning Debt Balance
Existing Debt

 Senior Notes                                 8,000       8,000       8,000       8,000      8,000       6,857
 Long Term Debt (IN)                          1,451       1,451       1,413       1,373      1,330       1,284
 Long Term Debt
  (Kelly Springfield)                         5,000       4,400       3,200       2,000        800           0
 Other Senior Debt                            3,664       3,019         186         140        114          92
 AT&T LTD                                       754       1,795       2,315       3,082      3,826       4,550
 LOC-BBC                                      6,208         734       7,891       5,774      2,475           0
Acquisition Financing
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0      12,550      12,550      12,550     12,550      12,550
                                             ______      ______      ______      ______     ______      ______
Total Beginning Debt Balance                 25,077      31,949      35,555      32,919     29,095      25,333


Debt (Repayment Borrowings)
Existing Debt

 Senior Notes                                     0           0           0           0     (1,143)     (1,143)
 Long Term Debt (IN)                              0         (38)        (40)        (43)       (46)        (46)
 Long Term Debt
  (Kelly Springfield)                          (600)     (1,200)     (1,200)     (1,200)      (800)          0
 Other Senior Debt                             (645)     (2,833)        (46)        (26)       (22)        (22)
 AT&T LTD                                     1,041         520         767         744        723         729
 LOC-BBC                                     (5,474)      7,157      (2,117)     (3,229)    (2,475)          0
                                             ______      ______      ______      ______     ______      ______
Total Existing Debt Borrowing (Repayment)    (5,678)      3,606      (2,636)     (3,824)    (3,763)       (482)
Acquisition Financing
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Borrowing (Repayment)                  (5,678)      3,606      (2,636)     (3,824)    (3,763)       (482)

Ending Debt Balances
Existing Debt

 Senior Notes                                 8,000       8,000       8,000       8,000      6,857       5,714
 Long Term Debt (IN)                          1,451       1,413       1,373       1,330      1,284       1,238
 Long Term Debt
  (Kelly Springfield)                         4,400       3,200       2,000         800          0           0
 Other Senior Debt                            3,019         186         140         114         92          70
 AT&T LTD                                     1,795       2,315       3,082       3,826      4,550       5,278
 LOC-BBC                                        734       7,891       5,774       2,475          0           0
Acquisition Financing                             0           0           0           0          0           0
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0      12,550      12,550      12,550     12,550      12,550
                                             ______      ______      ______      ______     ______      ______
Total Ending Debt Balance                    19,399      35,555      32,919      29,095     25,333      24,850



                                                                           PROJECTED
INTEREST EXPENSE SCHEDULE                            ---------------------------------------------------------

                                            6 Months                       Year Ended December, 31,
                                           Ended   -------------------------------------------------------
                                           12/31/94      1995        1996        1997       1998       1999
                                           ---------    --------   ---------   ---------  ----------  --------
Interest Expense
Existing Debt               Rate

 Senior Notes               8.71%               348         697         697         697        647         547
 Long Term Debt (IN)        7.75%                56         111         108         105        101          98
 Long Term Debt
  (Kelly Springfield)       5.75%               135         219         150          81         23           0
 Other Senior Debt          9.60%               160         154          16          12         10           8
 AT&T LTD                  10.00%                64         206         270         345        419         491
 Prepayment Penalties         ---               112           0           0           0          0           0
 LOC-BBC                    8.25%               143         356         564         340        102           0
                                             ______      ______      ______      ______     ______      ______
Total Existing Debt Interest Expense          1,019       1,741       1,803       1,580      1,302       1,144

Acquisition Financing
 Senior Debt                 9.0%                 0           0           0           0          0           0
 Sub Debt                   13.0%                 0       1,632       1,632       1,632      1,632       1,632
                                             ______      ______      ______      ______     ______      ______
Total Interest Expense                       $1,019      $3,373      $3,435      $3,211     $2,934      $2,776

Income on Cash              3.00%                74          63           0          (0)        17         110
Income on Bridge Notes Rec  0.00%                 0           0           0           0          0           0
Income on Notes Rec         9.00%               143         114          96          78         60          42
                                            ________     ______      ______      _____      ______     _______
                                               $217        $177         $96         $78        $77        $152

EQUITY 1--INVESTORS RETURN


                                                  CASH FLOW
                                   -----------------------------------------------------------------------------
         Exit Multiple  Ownership%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
32.5%        6.0x          91%       ($15,814)       ----          ----        ----        -----          64,691
37.7%        7.0x          91%       ($15,814)       ----          ----        ----        -----          78,299
42.2%        8.0x          91%       ($15,814)       ----          ----        ----        -----          91,907


EQUITY 2--MANAGEMENT RETURN
                                                 CASH FLOW
                                   ----------------------------------------------------------------------------------------
         Exit Multiple  Ownership%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
#Value!      6.0x         NMF               0        ----          ----        ----        -----          #VALUE!
#Value!      7.0x         NMF               0        ----          ----        ----        -----          #VALUE!
#Value!      8.0x         NMF               0        ----          ----        ----        -----          #VALUE!

SUB DEBT INVESTOR RETURN


                                                  CASH FLOW
                                   ------------------------------------------------------------------------------
         Exit Multiple  Ownership%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
20.0%        6.0x           9%        ($12,550)     1,632         1,632        1,632        1,632        20,736
21.2%        7.0x           9%        ($12,550)     1,632         1,632        1,632        1,632        22,115
22.3%        8.0x           9%        ($12,550)     1,632         1,632        1,632        1,632        23,494


PART IV
MERGER/SALE OF COMPANY TO STRATEGIC BUYER SCENARIOS

AGGRESSIVE CASE - SNOW LEVERAGED BUYOUT SCENARIO

SUMMARY STATISTICS


                                   HISTORICAL                            PROJECTED
                           ________    ________     ___________________________________________________________________

INCOME STATEMENT SUMMARY   1992        1993         1994        1995       1996        1997        1998        1999
                           ____        ____         ____        ____       ____        ____        ____        ____
Net Sales                  $119,799    $122,960     $125,832    $135,854   $150,201    $167,581    $185,075    $202,805
EBITDA                        7,624       6,058        7,456      10,812     14,463      18,336      21,338      23,813
EBIT                          5,936       4,500        5,650       6,892     10,445      14,321      17,275      19,699
Total Interest                1,170       1,219        1,686       4,316      4,472       4,262       4,011       3,926
Net Interest                  1,170       1,219        1,468       4,140      4,377       4,184       3,902       3,663
Net Income                   $2,783      $1,881       $2,415      $1,059     $2,979      $5,335      $7,200      $8,740
Earnings Per Share            $0.80       $0.55        $0.72       $0.31      $0.87       $1.55       $2.09       $2.53

Growth Margin Analysis

Net Sales Growth               5.2%        2.6%         2.3%       8.0%       10.6%       11.6%       10.4%        9.6%
Gross Margin                  20.9%       20.4%        21.0%      18.5%       19.5%       20.4%       20.6%       20.6%
EBITDA Margin                  6.4%        4.9%         5.9%       8.0%        9.6%       10.9%       11.5%       11.7%
EBIT Margin                    5.0%        3.7%         4.5%       5.1%        7.0%        8.5%        9.3%        9.7%
Net Income Margin              2.3%        1.5%         1.9%       0.8%        2.0%        3.2%        3.9%        4.3%

COVERAGES
EBITDA/Total Interest          6.5x        5.0x         4.4x       2.5x        3.2x        4.3x        5.3x        6.1x
EBITDA/Net Interest            6.5x        5.0x         5.1x       2.6x        3.3x        4.4x        5.5x        6.5x
EBITDA/Cap Ex/Tot. Interest    5.9x        3.2x         3.3x      -0.2x        2.8x        4.1x        5.1x        5.8x
EBIT/Total Interest            5.1x        3.7x         3.4x       1.6x        2.3x        3.4x        4.3x        5.0x
EBIT/ Net Interest             5.1x        3.7x         3.8x       1.7x        2.4x        3.4x        4.4x        5.4x
Total Debt/EBITDA              1.4x        2.3x         2.6x       4.9x        3.5x        2.5x        2.0x        1.8x
Debt/Total Capitalization     30.3%       43.2%        36.0%      48.2%       45.7%       41.4%       37.3%       34.8%
Debt/Equity                    0.4x        0.8x         0.6x       0.9x        0.8x        0.7x        0.6x        0.5x

Store Count (end of period)

Franchise Stores               344         362          377        417         467         517         567         617
Company Stores                  10           8            3          3           3           3           3           3
                               ___         ___          ___        ___         ___         ___         ___         ___
 Total Stores                  354         370          380        420         470         520         570         620


AGGRESSIVE CASE - LEVERAGED BUYOUT SCENARIO


GENERAL ASSUMPTIONS                                        TRANSACTION PURCHASE TERMS
____________________________________________________       _________________________________________________
                                                           LBO/Sale of Company
                                                           ____________________________________
Common Shares Outstanding                 3,266            Equity Value                    86,801
Stock Options                               244            Total Debt Assumed              19,399
   Total Shares                           3,510            Less:  Excess Cash              (4,200)
                                      ________                                          ________
Avg. Exercise Price of Stock Options      $6.35              Total Value (TV)             102,000
Cash Proceeds From Exercise Optoins       1,522
Cash Paid per Share                      $24.73
Market Price as of                       $16.00            Estimated Transaction Costs      2,000
Premium (Discount) Over Market Price      54.56%           Less:  Assumed Debt            (19,399)
                                                           Less: Cash Proc.-Stock Options  (1,552)

Total Debt Outstanding Before Purchase    19,399
Existing Debt Refinanced                       0           Financing Needed               $83,049
Debt Assumed                              19,399                                                     Rate    % Equity
                                                                                                     ____    ________
                                                           Bank Debt                       27,820    9.0%         ---
EBITDA Exit Multiple                         7.0x          Subordinated Debt                    0   13.0%        0.0%
Goodwill Amortization Period                40 yrs.        Equity 1 - Investor             55,229     ---      100.0%
Transaction Cost Amortization Period        10 yrs         Equity 2 - Management                0     ---        0.0%
                                                                                           ______            ________
                                                                                           83,049              100.0%



PURCHASE PRICE MULTIPLES                                   RATES OF RETURN SENSITIVITY
___________________________________________________        ___________________________________________________

                 1993           1994        1995                          % Equity        EBITDA Exit Multiple
                 ____           ____        ____                                     ____________________________________
TV/Sales          0.8x           0.8x        0.8x                        Allocation      6.0x          7.0x        8.0x
                                                                         ________________________________________________
TV/EBITDA        16.8x          13.7x        9.4x          Equity-Inves.  100.0%        15.0%         19.5%       23.5%

TV/EBIT          22.7x          18.1x       14.8x          Equity-Mngt.    NMF          NMF           NMF          NMF

Price/Earnings   34.1x          29.6x       79.9x          Sub Debt        NMF          NMF           NMF          NMF



COVERAGES                      PRO FORMA
                                1994     1995     1996     1997     1998     1999
                                ____     ____     ____     ____     ____     ____
EBITDA/Total Interest           1.8X    2.50x     3.2x     4.3x     5.3x     6.1x
EBIT/Total Interest             1.3x     1.6x     2.3x     3.4x     4.3x     5.0x
Total Debt/EBITDA               6.3x     4.9X     3.5x     2.5x     2.0x     1.8x
Debt/Total Cap                 46.1%    48.2%    45.7%    41.4%    37.3%    34.8%

Net Debt                    $47,219  $52,498  $50,254  $46,043  $39,725  $31,847
Cumulative Debt Repayment       ---   (5,279)   2,244    4,211    6,319    7,878

FINANCIAL STATISTICS

EPS                           $0.72    $0.31    $0.87    $1.55    $2.09    $2.53


AGGRESSIVE CASE - LEVERAGED BUYOUT SCENARIO

OPENING BALANCE SHEET     As of         Adj         Equity     Loans to   Refinance    Purchase   Pay      Allocate       Pro Forms
                          12/31/94      FMV         Invt.      Newco      Debt         Company    Fees     Goodwill        6/30/94
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------
ASSETS
Current Assets
 Cash/ Investments          $4,200     $4,200       $55,229    $27,820           $0    ($85,249)  ($2,000)                      $0
 Receivables                 8,407      8,407                                                                                8,407
 Inventory                  15,261     15,261                                                                               15,261
 Deferred Income Taxes       2,501      2,501                                                                                2,501
 Other Current Assets        1,047      1,047                                                                                1,047
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------
Total Current Assets        31,417     31,417        55,229     27,820            0     (85,249)   (2,000)        0         27,217
Real Estate Retained         1,324      1,324                                                                                1,324
Real Estate CIP              3,085      3,085                                                                                3,085
Other Prop.& Equip.,net     14,003     14,003                                                                               14,003
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------
 Total PP&E                 18,411     18,411                                                                               18,411

Transaction Costs              241        241                                                       2,000                    2,241
Investment/Other Asset       2,043      2,043                                                                                2,043
Invest in Oper JV            1,414      1,414                                                                                1,414
Invest in Dev JV               300        300                                                                                  300
Notes Receivable             1,362      1,362                                                                                1,362
Distribution Rights          9,046      9,046                                                                                9,046
Goodwill                         0          0                                                                50,750         50,750
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------
 Total Assets              $64,234    $64,234       $55,229    $27,820           $0    ($85,249)       $0   $50,750       $112,784
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------

Current Liabilities
 Accounts Payable            3,679      3,679                                                                                3,679
 Accrued Expenses            2,229      2,229                                                                                2,229
 Warranty Reserve            3,854      3,854                                                                                3,854
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------
Total Current Liabilities    9,763      9,763                                                                                9,763

 Deferred Income Taxes           0          0                                                                                    0
 ESOP Obligation               453        453                                                                                  453
 Deferred Income               121        121                                                                                  121
Existing Debt
 Senior Notes                8,000      8,000                                                                                8,000
 Long Term Debt(IN)          1,451      1,451                                                                                1,451
 Long Term Debt(KellySpr.)   4,400      4,400                                                                                4,400
 Other Senior Debt           3,019      3,019                                                                                3,019
 AT&T LTD                    1,795      1,795                                                                                1,795
 LOC-BBC                       734        734                                                                                  734
Acquisition Financing
 Senior Debt                     0          0                   27,820                                                      27,820
 Sub Debt                        0          0                        0                                                           0
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------
Total Debt                  19,399     19,399             0     27,820            0           0         0         0         47,219

New Common Stock                 0          0        55,229                                                                 55,229
Common Stock                14,808          0                                                                                    0
ESOP Obligation               (453)      (453)                                                                                (453)
Retained Earnings           20,144     34,952                                           (85,249)             50,750            453
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------
Total Equity                34,499     34,449                                                                               55,229
                          --------     ------                                                                             --------
Total Liab. & Equity       $64,234    $64,234                                                                             $112,784
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------
                          --------     -------      -------    --------   ---------    --------   -------  --------       ---------


AGGRESSIVE CASE - SNOW LEVERAGED BUYOUT SCENARIO




                                       Historical                                               Projected
INCOME STATEMENT              Year Ended Dec. 31,        6 Months Ended                         Year Ended December 31,
                              -------------------------  ------------------------ --------------------------------------------------
(in thousands)             1992      1993      6/30/94      12/31/94      1994      1995      1996      1997      1998      1999
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
RSC Sales                  $111,657  $113,225  $53,067      $64,127       $117,195  $127,920  $141,503  $157,949  $174,505  $191,274
Incremental Retail Sales      1,816     3,238    1,085          833          1,918       934       934       934       934       934
Franchise Fee Income          5,856     6,116    3,085        3,207          6,292     6,622     7,378     8,297     9,234    10,195
O Advertising                   470       381      242          186            428       379       386       402       402       402
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Net Sales                  119,799   122,960   57,480       68,353        125,832   135,854   150,201   167,581   185,075   202,805

Cost Of Goods Sold(1)        94,720    97,829   44,424       54,990         99,414   110,704   120,922   133,423   146,887   161,089
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Gross Profit                 25,078    25,131   13,056       13,363         26,418    25,150    29,279    34,158    38,188    41,715

Selling Gen. & Admin         17,455    18,035    9,388        8,906         18,294    14,521    15,147    16,348    17,571    18,822
Depreciation                  1,120     1,168      605          794          1,399     2,044     2,163     2,211     2,260     2,310
Amort. of Finance Costs           0         0        0            0              0       200       200       200       200       200
Goodwill Amortization             0         0        0            0              0     1,269     1,269     1,269     1,269     1,269
Other Amortization              568       390      208          199            407       407       386       336       335       335
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total S G & A(1)            19,143    19,593   10,201        9,899         20,100    18,441    19,165    20,363    21,634    22,935

Operating Income              5,936     5,538    2,855        3,464          6,319     6,709    10,114    13,795    16,554    18,780

 Lease (Income)-10%               0         0        0          (33)           (33)     (183)     (331)     (526)     (721)    (919)
 Other Expenses/(Income)          0     1,038      702            0            702         0         0         0         0         0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
EBIT                          5,936     4,500    2,153        3,497          5,650     6,892    10,445    14,321    17,275    19,699


Interest Expense
 Existing Debt                1,170     1,219      667        1,019          1,686     1,813     1,968     1,758     1,507     1,422
 Acquisition Financing
 Senior Debt                      0         0        0            0              0     2,504     2,504     2,504     2,504     2,504
 Sub Debt                         0         0        0            0              0         0         0         0         0         0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Interest Expense              1,170     1,219      667        1,019          1,686     4,316     4,472     4,262     4,011     3,926
Interest Income                   0         0        0          217            217       177        96        78       109       262
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Net Interest Expense         1,170     1,219      667          801          1,468     4,140     4,377     4,184     3,902     3,663

Earnings Before Taxes         4,766     3,281    1,486        2,695          4,181     2,752     6,068    10,136   13,373     16,036

Income Taxes                  1,983     1,400      631        1,135          1,766     1,693     3,089     4,802    6,173      7,296
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

Net Income To Common         $2,783    $1,881     $855       $1,561         $2,415    $1,059    $2,979    $5,335   $7,200     $8,740
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Earnings Per Share
 Actual                       $0.80     $0.55    $0.26        $0.46          $0.72     $0.31     $0.87     $1.55    $2.09      $2.53
   Excl. One Time Items                 $0.73    $0.38                       $0.84
Weighted Average Shares       3,497     3,410    3,333        3,416          3,374     3,424     3,432     3,440    3,448      3,456
--------------------------
(1) All freight expense is in COGS



                                       Historical                                               Projected
BALANCE SHEET                 Year Ended Dec. 31,        6 Months Ended                         Year Ended December 31,
                              -------------------------  ------------------------ --------------------------------------------------
(in thousands)             1992      1993      6/30/94      12/31/94      1994      1995      1996      1997      1998      1999
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
ASSETS
Current Assets
 Cash/Investments          $1,590    $1,113    $5,706       $4,200             $0       ($0)        $0        $0  $3,294    $11,405
 Receivables                8,835     7,722     9,870        8,407          8,407     9,077     10,036    11,197  12,366     13,550
 Inventory                 15,348    11,748    21,433       15,261         15,261    15,815     16,123    17,790  19,585     21,479
 Deferred Income Taxes      1,970     1,802     2,025        2,501          2,501     2,891      3,280     3,669   4,059      4,448
 Other Current Assets         443       758     2,023        1,047          1,047     1,047      1,047     1,047   1,047      1,047
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Assets       28,186    23,143    41,057       31,417         27,217    28,383     30,485    33,703  40,351     51,929

Real Estate Retained            0         0                  1,324          1,324     2,334      4,284     6,234   8,184     10,199
Real Estate CIP                 0         0     1,750        3,085          3,085     5,581      5,551     5,551   5,551      5,551
Other P & E, net           12,166    13,153    13,477       14,003         14,003    18,985     18,635    17,308  16,003     14,649
                           --------  --------  --------    --------      --------  --------  --------  --------  --------  --------
 Total PP&E                12,166    13,153    15,227       18,411        18,411    26,900     28,470    29,093  29,738     30,398

Investment/Other Asset      1,969     2,955     2,843        2,043         2,043     2,183      2,323     2,463   2,603     2,743
Invst in Oper JV            1,609     1,385     1,414        1,414         1,414     1,414      1,414     1,414   1,414     1,414
Invst in Dev JV                 0         0         0          300           300       660      1,020     1,380   1,440     1,440
Bridge Loan Receivable          0         0         0            0             0       210        573       878   1,123     1,317
Notes Receivable            4,915     6,616     4,984        1,362         1,362     1,162        962       762     562       362
Distribution Rights         8,834     9,355     9,216        9,046         9,046     8,797      8,518     8,240   7,964     7,688
Transaction Costs               0         0         0          241         2,241     2,015      1,789     1,563   1,337     1,111
Goodwill                        0         0         0            0        50,750    49,481     48,213    46,944  45,675    44,406
                           --------  --------  --------    --------      --------  --------  --------  --------  --------  --------
 Total Assets             $57,679   $56,607   $74,741      $64,234      $112,784  $121,652   $123,767  $126,440 $132,207 $142,808
                           --------  --------  --------    --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------    --------      --------  --------  --------  --------  --------  --------
Current Liabilities
 Accounts Payable           5,085    3,613      7,792        3,679         3,679     4,613      5,038     5,559    6,120    6,712
 Accrued Expenses           3,067    3,396      4,787        2,229         2,229     3,346      3,700     4,129    4,558    4,995
 Warranty Reserve           2,654    3,254      3,554        3,854         3,854     4,454      5,054     5,654    6,254    6,854
                           --------  --------  --------    --------      --------  --------  --------  --------  --------  --------
Total Current Liab.        10,806   10,263     16,133        9,763         9,763    12,413     13,793    15,342   16,933   18,561
Deferred Income Taxes         500       38          0            0             0         0          0         0        0        0
ESOP Obligation:            1,277      975        429          453           453       260          0         0        0        0
Deferred Income               192      157        140          121           121         0          0         0        0        0
Existing Debt
 Term Loan BBC              2,000    1,400          0            0             0         0          0         0        0        0
 Senior Notes                   0        0      8,000        8,000         8,000     8,000      8,000     8,000    6,857    5,714
 Long Term Debt(IN)             0        0      1,451        1,451         1,451     1,413      1,373     1,330   1,284     1,238
 LTD (Kelly Spring)           440    5,600      5,000        4,400         4,400     3,200      2,000       800       0         0
 Other Senior Debt          7,324    6,686      3,664        3,019         3,019       186        140       114      92        70
 AT&T LTD                       0        0        754        1,795        1,795     2,571      4,069     5,535   6,966     8,418
 LOC-BBC                      950        0      6,208          734          734     9,308      6,852     2,444       0         0

Acquisition Financing
 Senior Debt                    0        0          0             0       27,820    27,820     27,820    27,820  27,820    27,820
 Sub Debt                       0        0          0             0            0         0          0         0       0         0
                           --------  --------  --------    --------      --------  --------  --------  --------  --------  --------
TOTAL DEBT                 10,714   13,686      25,077      19,399       47,219    52,498     50,254    46,043  43,019    43,252
                           --------  --------  --------    --------      --------  --------  --------  --------  --------  --------
  Total Liabilities        23,489   25,119      41,779      29,736       57,566    65,171     64,046    61,385  59,952    61,813

New Common Stock                0        0           0           0       55,229    55,229     55,229    55,229  55,229    55,229
Common Stock               19,334   14,735      14,808      14,808            0         0          0         0       0         0
ESOP Obligation            (1,277)    (975)       (429)       (453)        (453)     (260)         0         0       0         0
Retained Earnings          16,133   17,728      18,583       20,144          453     1,512      4,491     9,826  17,026    25,766

                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Equity              34,190   31,488      32,962       34,499       55,229    56,481     59,720    65,055   72,255    80,995
 Total Liab.& Equity      $57,679  $56,607     $74,741      $64,234     $112,784  $121,652   $123,767  $126,440 $132,207  $142,808


                                                                            Projected
CASH FLOW STATEMENT                                  ---------------------------------------------------------
(In thousands)
                                         6 Months                       Year Ended December, 31,
                                         Ended     _________________________________________________________
                                         12/31/94      1995        1996        1997       1998       1999
                                         --------    -------     -------     -------    -------     -------
Cash Flow From Operations
 Net income                              $1,561      $1,059      $2,979      $5,335     $7,200     $8,740
 Depreciation                               794       2,044       2,163       2,211      2,260      2,310
 Amortization                               199       1,876       1,855       1,805      1,804      1,804
 Increase Deferred Income/Taxes             (19)       (121)          0           0          0          0
                                         --------    -------     -------     -------    -------     -------
  Total Cash Flow From Operations         2,535       4,858       6,997       9,350     11,263     12,854

CHANGES IN WORKING CAPITAL
 Accounts Receivable                      1,463        (670)       (959)     (1,161)    (1,169)    (1,185)
 Inventories                              6,172        (554)       (308)     (1,667)    (1,795)    (1,894)
 Deferred Income Taxes                     (476)       (389)       (389)       (389)      (389)      (389)
Other Current Assets                        976           0           0           0          0          0
 Accounts Payable                        (4,113)        933         426         521        561        592
 Accrued Expenses                        (2,558)      1,117         354         428        430        437
 Warranty Reserve                           300         600         600         600        600        600
                                         --------    -------     -------     -------    -------     -------
  Total Changes In Working Capital        1,764       1,037        (276)     (1,668)    (1,762)    (1,839)

CASH (USED FOR) GENERATED BY INVESTMENTS
 Capital Expenditures                    (1,320)    (11,519)     (1,813)       (884)      (955)       (955)
 Proceeds From Sale Of Properties             0       4,493           0           0          0           0
 Investment in Oper JV                        0           0           0           0          0           0
 Investment in Dev JV                      (300)       (360)       (360)       (360)       (60)          0
 Investment In Conversions                    0           0           0           0          0           0
 Real Estate Retained                    (1,324)     (1,010)     (1,950)     (1,950)    (1,950)     (2,015)
 Real Estate CIP                         (1,335)     (2,496)         30          (0)        (0)         (0)
 Bridge Loan                                  0        (210)       (363)       (305)      (244)       (194)
                                         --------    -------     -------     -------    -------     -------
  Total Investments                      (4,278)    (11,102)     (4,456)      (3,499)   (3,209)     (3,164)

CHANGES IN OTHER ASSETS
 Investments/Other Assets                   800        (140)       (140)       (140)      (140)       (140)
 Notes Receivable                         3,622         200         200         200        200         200
 Distribution Rights                        170         249         279         278        276         276
 Note Pay Fees Expenses                    (241)         26          26          26         26          26
Less: Amortization                         (199)       (407)       (386)       (336)      (335)       (335)
                                         --------    -------     -------     -------    -------     -------
  Total Other                             4,152         (72)        (21)         28         27          27

  Net From Operations                     4,172      (5,279)      2,244       4,211      6,319       7,878

CASH FLOW FROM FINANCING ACTIVITIES
 Existing Debt                           (5,678)      5,279      (2,244)     (4,211)    (3,024)        233
 Senior Debt                                  0           0           0           0          0           0
 Sub Debt                                     0           0           0           0          0           0
Net cash used in financing activities    (5,678)      5,279      (2,244)     (4,211)    (3,024)        233

NET INCREASE (DECREASE) IN CASH          (1,506)          0           0          (0)     3,294       8,110

Cash, Beginning of Period                 5,706           0           0           0         (0)      3,294
 Cash Generated (Used)                   (1,506)          0           0          (0)     3,294       8,110
                                         --------    -------     -------     -------    -------     -------
Cash, End of Period                       $4,200         $0          $0         ($0)     3,294     $11,405

    Min Cash Balance 1994     $4,200


AGGRESSIVE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                                                                             Projected
DEBT SCHEDULE                                        ---------------------------------------------------------
(In thousands)
                                            6 Months                       Year Ended December, 31,
                                            Ended   -------------------------------------------------------
                                           12/31/94      1995        1996        1997       1998       1999
                                            ________     ______      ______      _____      ______     _______
Beginning Debt Balance
Existing Debt

 Senior Notes                                 8,000       8,000       8,000       8,000      8,000       6,857
 Long Term Debt (IN)                          1,451       1,451       1,413       1,373      1,330       1,284
 Long Term Debt
  (Kelly Springfield)                         5,000       4,400       3,200       2,000        800           0
 Other Senior Debt                            3,664       3,019         186         140        114          92
 AT&T LTD                                       754       1,795       2,571       4,069      5,535       6,966
 LOC-BBC                                      6,208         734       9,308       6,852      2,444           0
Acquisition Financing
 Senior Debt                                      0      27,820      27,820      27,820     27,820      27,820
 Sub Debt                                         0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Beginning Debt Balance                 25,077      47,219      52,498      50,254     46,043      43,019

Debt (Repayment Borrowings)
Existing Debt

 Senior Notes                                     0           0           0           0     (1,143)     (1,143)
 Long Term Debt (IN)                              0         (38)        (40)        (43)       (46)        (46)
 Long Term Debt
  (Kelly Springfield)                          (600)     (1,200)     (1,200)     (1,200)      (800)          0
 Other Senior Debt                             (645)     (2,833)        (46)        (26)       (22)        (22)
 AT&T LTD                                     1,041         776       1,498       1,466      1,431       1,444
 LOC-BBC                                     (5,474)      8,574      (2,456)     (4,407)    (2,444)          0
                                             ______      ______      ______      ______     ______      ______
Total Existing Debt Borrowing (Repayment)    (5,678)      5,279      (2,244)     (4,211)    (3,024)        233
Acquisition Financing
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Borrowing (Repayment)                  (5,678)      5,279      (2,244)     (4,211)    (3,024)        233

Ending Debt Balances
Existing Debt

 Senior Notes                                 8,000       8,000       8,000       8,000      6,857       5,714
 Long Term Debt (IN)                          1,451       1,413       1,373       1,330      1,284       1,238
 Long Term Debt
  (Kelly Springfield)                         4,400       3,200       2,000         800          0           0
 Other Senior Debt                            3,019         186         140         114         92          70
 AT&T LTD                                     1,795       2,571       4,069       5,535      6,966       8,410
 LOC-BBC                                        734       9,308       6,852       2,444          0           0
Acquisition Financing
 Senior Debt                                      0      27,820      27,820      27,820     27,820      27,820
 Sub Debt                                         0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Ending Debt Balance                    19,399      52,498      50,254      46,043     43,019      43,252


AGGRESSIVE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                                                                          PROJECTED
INTEREST EXPENSE SCHEDULE                            ---------------------------------------------------------

                                           6 Months                       Year Ended December, 31,
                                           Ended   -------------------------------------------------------
                                           12/31/94      1995        1996        1997       1998       1999
                                           ---------    --------   ---------   ---------  ----------  --------
Interest Expense
Existing Debt               Rate

 Senior Notes               8.71%               348         697         697         697        647         547
 Long Term Debt (IN)        7.75%                56         111         108         105        101          98
 Long Term Debt
  (Kelly Springfield)       5.75%               135         219         150          81         23           0
 Other Senior Debt          9.60%               160         154          16          12         10           8
 AT&T LTD                  10.00%                64         218         332         480        625         769
 Prepayment Penalties         ---               112           0           0           0          0           0
 LOC-BBC                    8.25%               143         414         667         383        101           0
                                             ______      ______      ______      ______     ______      ______
Total Existing Debt Interest Expense          1,019       1,813       1,968       1,758      1,507       1,422

Acquisition Financing
 Senior Debt                 9.0%                 0       2,504       2,504       2,504      2,504       2,504
 Sub Debt                   13.0%                 0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Interest Expense                       $1,019      $4,316      $4,472      $4,262     $4,011      $3,926

Income on Cash              3.00%                74          63           0          (0)        49         220
Income on Bridge Notes Rec  0.00%                 0           0           0           0          0           0
Income on Notes Rec         9.00%               143         114          96          78         60          42
                                            ________     ______      ______      _____      ______     _______
                                               $217        $177         $96         $78       $109        $262



EQUITY 1--INVESTORS RETURN


                                                              CASH FLOW
                                   ----------------------------------------------------------------------------------------
         Exit Multiple  Ownership%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
15.0%        6.0x         100%       ($55,229)       ----          ----        ----        -----         111,030
19.5%        7.0x         100%       ($55,229)       ----          ----        ----        -----         134,842
42.2%        8.0x         100%       ($55,229)       ----          ----        ----        -----         158,655

EQUITY 2--MANAGEMENT RETURN

                                                              CASH FLOW
                                   ----------------------------------------------------------------------------------------
         Exit Multiple  Ownership%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
#######      6.0x         NMF               0        ----          ----        ----        -----          #VALUE!
#######      7.0x         NMF               0        ----          ----        ----        -----          #VALUE!
#######      8.0x         NMF               0        ----          ----        ----        -----          #VALUE!

SUB DEBT INVESTOR RETURN

                                                              CASH FLOW
                                   ----------------------------------------------------------------------------------------
         Exit Multiple  Ownership%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
#NUM!        6.0x           9%               0      -----         -----        -----        -----        ------
#NUM!        7.0x           9%               0      -----         -----        -----        -----        ------
#NUM!        8.0x           9%               0      -----         -----        -----        -----        ------


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                                   HISTORICAL                            PROJECTED
                           ________    ________     ___________________________________________________________________

INCOME STATEMENT SUMMARY   1992        1993         1994        1995       1996        1997        1998        1999
                           ____        ____         ____        ____       ____        ____        ____        ____
Net Sales                  $119,799    $122,960     $125,832    $133,425   $140,364    $148,531    $156,256    $163,560
EBITDA                        7,624       6,058        7,456      10,512     13,060      15,372      16,736      17,518
EBIT                          5,936       4,500        5,650       7,189      9,694      12,061      13,425      14,204
Total Interest                1,170       1,219        1,686       4,211      4,210       3,914       3,700       3,644
Net Interest                  1,170       1,219        1,468       4,034      4,114       3,837       3,571       3,373
Net Income                   $2,783      $1,881       $2,415      $1,478     $2,883      $4,413      $5,350      $5,916
Earnings Per Share            $0.80       $0.55        $0.72       $0.43      $0.84       $1.28       $1.55       $1.71

Growth Margin Analysis

Net Sales Growth               5.2%        2.6%         2.3%       6.0%        5.2%        5.8%        5.2%        4.7%
Gross Margin                  20.9%       20.4%        21.0%      18.5%       19.5%       20.4%       20.7%       20.6%
EBITDA Margin                  6.4%        4.9%         5.9%       7.9%        9.3%       10.3%       10.7%       10.7%
EBIT Margin                    5.0%        3.7%         4.5%       5.4%        6.9%        8.1%        8.6%        8.7%
Net Income Margin              2.3%        1.5%         1.9%       1.1%        2.1%        3.0%        3.4%        3.6%

COVERAGES
EBITDA/Total Interest          6.5x        5.0x         4.4x       2.5x        3.1x        3.9x        4.5x        4.8x
EBITDA/Net Interest            6.5x        5.0x         5.1x       2.6x        3.2x        4.0x        4.7x        5.2x
EBITDA/Cap Ex/Tot. Interest    5.9x        3.2x         3.3x      -0.2x        2.7x        3.7x        4.3x        4.5x
EBIT/Total Interest            5.1x        3.7x         3.4x       1.7x        2.3x        3.1x        3.6x        3.9x
EBIT/ Net Interest             5.1x        3.7x         3.8x       1.8x        2.4x        3.1x        3.8x        4.2x
Total Debt/EBITDA              1.4x        2.3x         2.6x       4.8x        3.6x        2.7x        2.4x        2.3x
Debt/Total Capitalization     30.3%       43.2%        36.0%      56.0%       52.3%       47.2%       43.7%       40.8%
Debt/Equity                    0.4x        0.8x         0.6x       1.3x        1.1x        0.9x        0.8x        0.7x

Store Count (end of period)

Franchise Stores               344         362          377        395         418         441         461         481
Company Stores                  10           8            3          3           3           3           3           3
                               ___         ___          ___        ___         ___         ___         ___         ___
 Total Stores                  354         370          380        398         421         444         464         484


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


GENERAL ASSUMPTIONS                                        TRANSACTION PURCHASE TERMS
____________________________________________________       _________________________________________________
                                                           LBO/Sale of Company
                                                           ____________________________________
Common Shares Outstanding                 3,266            Equity Value                    69,146
Stock Options                               244            Total Debt Assumed              19,399
   Total Shares                           3,510            Less:  Excess Cash              (4,200)
                                      ________                                          ________
Avg. Exercise Price of Stock Options      $6.35              Total Value (TV)              84,345
Cash Proceeds From Exercise Optoins       1,522
Cash Paid per Share                      $19.70
Market Price as of                       $16.00            Estimated Transaction Costs      2,000
Premium (Discount) Over Market Price      23.13%           Less:  Assumed Debt            (19,399)
                                                           Less: Cash Proc.-Stock Options  (1,552)

Total Debt Outstanding Before Purchase    19,399
Existing Debt Refinanced                       0           Financing Needed               $65,394
Debt Assumed                              19,399                                                     Rate    % Equity
                                                                                                     ____    ________
                                                           Bank Debt                       27,770    9.0%         ---
EBITDA Exit Multiple                         7.0x          Subordinated Debt                    0   13.0%        0.0%
Goodwill Amortization Period                40 yrs.        Equity 1 - Investor             37,624     ---      100.0%
Transaction Cost Amortization Period        10 yrs         Equity 2 - Management                0     ---        0.0%
                                                                                           ______            ________
                                                                                           65,394              100.0%



PURCHASE PRICE MULTIPLES                                   RATES OF RETURN SENSITIVITY
___________________________________________________        ___________________________________________________

                 1993           1994        1995                          % Equity        EBITDA Exit Multiple
                 ____           ____        ____                                     ____________________________________
TV/Sales          0.7x           0.7x        0.6x                        Allocation      6.0x          7.0x        8.0x
                                                                         ________________________________________________
TV/EBITDA        13.9x          11.3x        8.0x          Equity-Inves.  100.0%        15.0%         19.9%       24.1%

TV/EBIT          18.7x          14.9x       11.7x          Equity-Mngt.    NMF          NMF           NMF          NMF

Price/Earnings   27.1x          23.6x       45.6x          Sub Debt        NMF          NMF           NMF          NMF



COVERAGES                  PRO FORMA
                                1994     1995     1996     1997     1998     1999
                                ____     ____     ____     ____     ____     ____
EBITDA/Total Interest           1.8X    2.50x     3.1x     3.9x     4.5x     4.8x
EBIT/Total Interest             1.4x     1.7x     2.3x     3.1x     3.6x     3.9x
Total Debt/EBITDA               6.3x     4.8X     3.6x     2.7x     2.4x     2.3x
Debt/Total Cap                 55.6%    56.0%    52.3%    47.2%    43.7%    40.8%

Net Debt                    $47,219  $50,054  $46,601  $41,855  $35,951  $29,423
Cumulative Debt Repayment       ---   (2,885)   3,454    4,746    5,904    6,527

FINANCIAL STATISTICS

EPS                           $0.72    $0.43    $0.84    01.28    $1.55    $1.71


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO

                                                                                Acquisition Adjustments
OPENING BALANCE SHEET     As of         Adj         Equity     Loans to   Refinance    Purchase   Pay      Allocate       Pro Forms
                          12/31/94      FMV         Invt.      Newco      Debt         Company    Fees     Goodwill        6/30/94
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
ASSETS
Current Assets
 Cash/ Investments          $4,200     $4,200       $37,624    $27,770         $0      ($67,594)  ($2,000)                       $0
 Receivables                 8,407      8,407                                                                                 8,407
 Inventory                  15,261     15,261                                                                                15,261
 Deferred Income Taxes       2,501      2,501                                                                                 2,501
 Other Current Assets        1,047      1,047                                                                                 1,047
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
Total Current Assets        31,417     31,417        37,624     27,770          0      (67,594)   (2,000)        0           27,217
Real Estate Retained         1,324      1,324                                                                                 1,324
Real Estate CIP              3,085      3,085                                                                                 3,085
Other Prop.& Equip.,net     14,003     14,003                                                                                14,003
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
 Total PP&E                 18,411     18,411                                                                                18,411

Transaction Costs              241        241                                                      2,000                      2,241
Investment/Other Asset       2,043      2,043                                                                                 2,043
Invest in Oper JV            1,414      1,414                                                                                 1,414
Invest in Dev JV               300        300                                                                                   300
Notes Receivable             1,362      1,362                                                                                 1,362
Distribution Rights          9,046      9,046                                                                                 9,046
Goodwill                         0          0                                                               33,095           33,095
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
 Total Assets              $64,234    $64,234       $37,624    $27,770         $0    ($67,594)        $0   $33,095          $95,129
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
CURRENT LIABILITIES
 Accounts Payable            3,679      3,679                                                                                 3,679
 Accrued Expenses            2,229      2,229                                                                                 2,229
 Warranty Reserve            3,854      3,854                                                                                 3,854
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
Total Current Liabilities    9,763      9,763                                                                                 9,763

 Deferred Income Taxes           0          0                                                                                     0
 ESOP Obligation               453        453                                                                                   453
 Deferred Income               121        121                                                                                   121
Existing Debt
 Senior Notes                8,000      8,000                                                                                 8,000
 Long Term Debt(IN)          1,451      1,451                                                                                 1,451
 Long Term Debt(KellySpr.)   4,400      4,400                                                                                 4,400
 Other Senior Debt           3,019      3,019                                                                                 3,019
 AT&T LTD                    1,795      1,795                                                                                 1,795
 LOC-BBC                       734        734                                                                                   734
Acquisition Financing
 Senior Debt                     0          0                   27,770                                                       27,770
 Sub Debt                        0          0                        0                                                            0
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
Total Debt                  19,399     19,399             0     27,770          0            0          0         0          47,169
New Common Stock                 0          0        37,624                                                                  37,624
Common Stock                14,808          0                                                                                     0
ESOP Obligation               (453)      (453)                                                                                (453)
Retained Earnings           20,144     34,952                                           (67,594)        0     33,095            453
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
Total Equity                34,499     34,449                                                                                37,624
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
 Total Liab. & Equity      $64,234    $64,234                                                                               $95,129
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------
                          --------     -------      -------    -------    -------      --------   -------  --------       ---------


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                                       Historical                                               Projected
INCOME STATEMENT              Year Ended Dec. 31,        6 Months Ended                         Year Ended December 31,
                              -------------------------  ------------------------ --------------------------------------------------
(in thousands)             1992      1993      6/30/94      12/31/94      1994      1995      1996      1997      1998      1999
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
RSC Sales                  $111,657  $113,225  $53,067      $64,127       $117,195  $125,611  $132,157  $139,855  $147,143  $154,025
Incremental Retail Sales      1,816     3,238    1,085          833          1,918       934       934       934       934       934
Franchise Fee Income          5,856     6,116    3,085        3,207          6,292     6,501     6,888     7,341     7,778     8,199
O Advertising                   470       381      242          186            428       428       379       386       402       402
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Net Sales                  119,799   122,960   57,480       68,353        125,832   133,425   140,364   148,531   156,256   163,560

Cost Of Goods Sold(1)        94,720    97,829   44,424       54,990         99,414   108,713   112,959   118,183   123,917   129,816
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Gross Profit                 25,078    25,131   13,056       13,363         26,418    24,712    27,405    30,348    32,339    33,744
Selling Gen. & Admin         17,455    18,035    9,388        8,906         18,294    14,367    14,596    15,329    16,057    16,781
Depreciation                  1,120     1,168      605          794          1,399     1,889     1,953     1,948     1,949     1,952
Amort. of Finance Costs           0         0        0            0              0       200       200       200       200       200
Goodwill Amortization             0         0        0            0              0       827       827       827       827       827
Other Amortization              568       390      208          199            407       407       386       336       335       335
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total S G & A(1)            19,143    19,593   10,201        9,899         20,100    17,690    17,962    18,640    19,368    20,095

Operating Income              5,936     5,538    2,855        3,464          6,319     7,022     9,443    11,708    12,971    13,648

 Lease (Income)-10%               0         0        0          (33)           (33)     (167)     (252)     (353)     (454)    (556)
 Other Expenses/(Income)          0     1,038      702            0            702         0         0         0         0         0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
EBIT                          5,936     4,500    2,153        3,497          5,650     7,189     9,694    12,061    13,425    14,204

Projected Costs Savings

Interest Expense
 Existing Debt                1,170    1,219      667         1,019          1,686     1,712     1,710     1,415     1,201     1,144
 Acquisition Financing
 Senior Debt                      0        0        0             0              0     2,499     2,499     2,499     2,499     2,499
 Sub Debt                         0        0        0             0              0         0         0         0         0         0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Interest Expense              1,170    1,219      667         1,019          1,686     4,211     4,210     3,914     3,700     3,644
Interest Income                   0        0        0           217            217       177        96        78       129       270
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Net Interest Expense         1,170    1,219      667           801          1,468     4,034     4,114     3,837     3,571     3,373

Earnings Before Taxes         4,766    3,281    1,486         2,695          4,181     3,155     5,580     8,224     9,853    10,831

Income Taxes                  1,983    1,400      631         1,135          1,766     1,676     2,698     3,811     4,503     4,915
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Net Income To Common         $2,783   $1,881     $855        $1,561         $2,415    $1,478    $2,883    $4,413    $5,350    $5,916
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

EARNINGS PER SHARE
 Actual                       $0.80    $0.55    $0.26         $0.46          $0.72     $0.43     $0.84     $1.28     $1.55     $1.71
 Excl. One Time Items                  $0.73    $0.38                        $0.84
Weighted Average Shares       3,497    3,410    3,333         3,416          3,374     3,424     3,432     3,440     3,448     3,456
--------------------------
(1) All freight expense is in COGS


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                              Historical
BALANCE SHEET                 Year Ended Dec. 31,                                   Projected
                              -------------------------     At            Pro Forma
(in thousands)             1992      1993      6/30/94      31-Dec-94     31-Dec-94 1995      1996      1997      1998      1999
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
ASSETS
Current Assets
 Cash/Investments          $1,590    $1,113    $5,706       $4,200              $0      ($0)       $0        $0   $4,602    $10,647
 Receivables                8,835     7,722     9,870        8,407           8,407    8,915     9,378     9,924   10,440     10,928
 Inventory                 15,348    11,748    21,433       15,261          15,261   15,530    15,061    15,758   16,522     17,309
 Deferred Income Taxes      1,970     1,802     2,025        2,501           2,501    2,891     3,280     3,669    4,059      4,448
 Other Current Assets         443       758     2,023        1,047           1,047    1,047     1,047     1,047    1,047      1,047
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Assets       28,186    23,143    41,057       31,417          27,217   28,383    28,767    30,398   36,670     44,379

Real Estate Retained            0         0                  1,324           1,324    2,009     3,024     4,032    5,039      6,079
Real Estate CIP                 0         0     1,750        3,085           3,085    3,706     3,675     3,664    3,664      3,664
Other P & E, net           12,166    13,153    13,477       14,003          14,003   19,140    19,001    17,937   16,743     15,946
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total PP&E                12,166    13,153    15,227       18,411          18,411   24,855    25,699    25,633   25,646     25,689

Investment/Other Asset      1,969     2,955     2,843        2,043           2,043    2,183     2,323     2,463    2,603      2,743
Invst in Oper JV            1,609     1,385     1,414        1,414           1,414    1,414     1,414     1,414    1,414      1,414
Invst in Dev JV                 0         0         0          300             300      660     1,020     1,380    1,440      1,440
Bridge Loan Receivable          0         0         0            0               0      142       325       477      598        695
Notes Receivable            4,915     6,616     4,984        1,362           1,362    1,162       962       762      562        362
Distribution Rights         8,834     9,355     9,216        9,046           9,046    8,797     8,518     8,240    7,964      7,688
Transaction Costs               0         0         0          241           2,241    2,015     1,789     1,563    1,337      1,111
Goodwill                        0         0         0            0          33,095   32,268    31,440    30,613   29,768     28,958
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Assets             $57,679   $56,607   $74,741      $64,234         $95,129 $101,879  $102,257  $102,943 $108,020   $114,479
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Current Liabilities
 Accounts Payable           5,085     3,613     7,792        3,679           3,679    4,530     4,707     4,924    5,163      5,409
 Accrued Expenses           3,067     3,396     4,787        2,229           2,229    3,286     3,458     3,659    3,849      4,028
 Warranty Reserve           2,654     3,254     3,554        3,854           3,854    4,454     5,054     5,654    6,254      6,854
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Current Liab.        10,806    10,263    16,133        9,763           9,763   12,270    13,219    14,238   15,266     16,291
Deferred Income Taxes         500        38         0            0               0        0         0         0        0          0
ESOP Obligation:            1,277       975       429          453             453      260         0         0        0          0
Deferred Income               192       157       140          121             121        0         0         0        0          0
Existing Debt
 Term Loan BBC              2,000     1,400         0            0               0        0         0         0        0          0
 Senior Notes                   0         0     8,000        8,000           8,000    8,000     8,000     8,000    6,857      5,714
 Long Term Debt(IN)             0         0     1,451        1,451           1,451    1,413     1,373     1,330    1,284      1,238
 LTD (Kelly Spring)           440     5,600     5,000        4,400           4,400    3,200     2,000       800        0          0
 Other Senior Debt          7,324     6,686     3,664        3,019           3,019      186       140       114       92         70
 AT&T LTD                       0         0       754        1,795           1,795    2,315     3,082     3,826    4,550      5,278
 LOC-BBC                      950         0     6,208          734             734    7,170     4,236        14        0          0
Acquisition Financing
 Senior Debt                    0         0         0            0          27,770   27,770    27,770    27,770   27,770     27,770
 Sub Debt                       0         0         0            0               0        0         0         0        0          0
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
Total Debt                 10,714    13,686    25,077       19,399          47,169   50,054    46,601    41,855   40,553     40,070
Total Liabilities          23,489    25,119    41,779       29,736          57,506   62,584    59,819    56,092   55,818     56,362
New Common Stock                0         0         0            0          37,624   37,624    37,624    37,624   37,624     37,624
Common Stock               19,334    14,735    14,808       14,808               0        0         0         0        0          0
ESOP Obligation            (1,277)     (975)     (429)        (453)           (453)    (260)        0         0        0          0
Retained Earnings          16,133    17,728    18,583       20,144             453    1,931     4,814     9,227   14,577     20,493
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
 Total Equity              34,190    31,488    32,962       34,499          37,624   39,295    42,438    46,851   52,201     58,117
 Total Liab.& Equity      $57,679   $56,607   $74,741      $64,234         $95,129 $101,879  $102,257  $102,943 $108,020   $114,479
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------
                           --------  --------  --------     --------      --------  --------  --------  --------  --------  --------

MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                                                                             Projected
CASH FLOW STATEMENT                                  ---------------------------------------------------------
(In thousands)
                                            6 Months                       Year Ended December, 31,
                                            Ended     _____________________________________________________
                                           12/31/94      1995        1996        1997       1998       1999
                                            ________     ______      ______      _____      ______     _______
 Cash Flow From Operations
    Net income                               $1,561      $1,478      $2,883      $4,413     $5,350      $5,916
    Depreciation                                794       1,889       1,953       1,948      1,949       1,952
    Amortization                                199       1,434       1,413       1,363      1,362       1,362
    Increase Deferred Income/Taxes              (19)       (121)          0           0          0           0
                                            ________     ______      ______      _____      ______     _______
      Total Cash Flow From Operations         2,535       4,680       6,249       7,724     8,661       9,230

Changes in Working Capital
    Accounts Receivable                       1,463        (507)       (464)       (546)      (516)       (488)
    Inventories                               6,172        (269)        469        (696)      (764)       (787)
    Deferred Income Taxes                      (476)       (389)       (389)       (389)      (389)       (389)
    Other Current Assets                        976           0           0           0          0           0
    Accounts Payable                         (4,113)        850         177         218        239         246
    Accrued Expenses                         (2,558)      1,057         172         201        189         180
    Warranty Reserve                            300         600         600         600        600         600
                                            ________     ______      ______      _____      ______     _______
Total Changes In Working Capital              1,764       1,341         565       (613)       (642)       (638)
Cash (Used For) Generated By Investments
    Capital Expenditures                     (1,320)    (11,519)     (1,813)       (884)      (955)       (955)
    Proceeds From Sale Of Properties              0       4,493           0           0          0           0
    Investment in Oper JV                         0           0           0           0          0           0
    Investment in Dev JV                       (300)       (360)       (360)       (360)       (60)          0
    Investment In Conversions                     0           0           0           0          0           0
    Real Estate Retained                     (1,324)       (685)     (1,015)     (1,009)    (1,006)      (1,040)
    Real Estate CIP                          (1,335)       (621)         31          11        (0)          (0)
    Bridge Loan                                   0        (142)       (182)       (152)      (121)         (96)
      Total Investments                      (4,278)     (8,835)     (3,339)      (2,394)   (2,143)      (2,091)
                                            ________     ______      ______        _____      ______     _______
Changes in Other Assets
    Investments/Other Assets                    800        (140)       (140)       (140)      (140)       (140)
    Notes Receivable                          3,622         200         200         200        200         200
    Distribution Rights                         170         249         279         278        276         276
    Note Pay Fees Expenses                     (241)         26          26          26         26          26
Less: Amortization                             (199)       (407)       (386)       (336)      (335)       (335)
                                            ________     ______      ______       _____      ______     _______
    Total Other                               4,152         (72)        (21)         28         27          27

    Net From Operations                       4,172      (2,885)      3,454       4,746      5,904       6,527


Cash Flow From Financing Activities
    Existing Debt                            (5,678)      2,885       (3,454)    (4,746)   (1,302)        (482)
    Senior Debt                                   0           0           0           0          0           0
    Sub Debt                                      0           0           0           0          0           0

Net cash used in financing activities        (5,678)      2,885       (3,454)    (4,746)   (1,302)        (482)

Net Increase (Decrease) in Cash              (1,506)         0            (0)         0     4,602        6,045

Cash, Beginning of Period                     5,706           0           0           0        (0)       4,602
    Cash Generated (Used)                    (1,506)          0           0          (0)    4,602        6,045
                                            ________     ______      ______      _____      ______     _______
Cash, End of Period                          $4,200          $0         ($0)        ($0)    4,602      $10,647

    Min Cash Balance 1994     $4,200


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                                                                             Projected
DEBT SCHEDULE                                        ---------------------------------------------------------
(In thousands)
                                           6 Months                       Year Ended December, 31,
                                           Ended   -----------------------------------------------------------
                                           12/31/94      1995        1996        1997       1998       1999
                                            ________     ______      ______      _____      ______     _______
Beginning Debt Balance
Existing Debt

 Senior Notes                                 8,000       8,000       8,000       8,000      8,000       6,857
 Long Term Debt (IN)                          1,451       1,451       1,413       1,373      1,330       1,284
 Long Term Debt
  (Kelly Springfield)                         5,000       4,400       3,200       2,000        800           0
 Other Senior Debt                            3,664       3,019         186         140        114          92
 AT&T LTD                                       754       1,795       2,315       3,082      3,826       4,550
 LOC-BBC                                      6,208         734       7,170       4,236         14           0
Acquisition Financing
 Senior Debt                                      0      27,770      27,770      27,770     27,770      27,770

 Sub Debt                                         0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Beginning Debt Balance                 25,077      47,169      50,054      46,601     41,855      40,553


Debt (Repayment Borrowings)
Existing Debt

 Senior Notes                                     0           0           0           0     (1,143)     (1,143)
 Long Term Debt (IN)                              0         (38)        (40)        (43)       (46)        (46)
 Long Term Debt
  (Kelly Springfield)                          (600)     (1,200)     (1,200)     (1,200)      (800)          0
 Other Senior Debt                             (645)     (2,833)        (46)        (26)       (22)        (22)
 AT&T LTD                                     1,041         520         767         744        723         729
 LOC-BBC                                     (5,474)      6,436      (2,934)     (4,222)       (14)          0
                                             ______      ______      ______      ______     ______      ______
Total Existing Debt Borrowing (Repayment)    (5,678)      2,885      (3,454)     (4,746)    (1,302)       (482)
Acquisition Financing
 Senior Debt                                      0           0           0           0          0           0
 Sub Debt                                         0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Borrowing (Repayment)                  (5,678)      2,885      (3,454)     (4,746)    (1,302)       (482)

Ending Debt Balances
Existing Debt

 Senior Notes                                 8,000       8,000       8,000       8,000      6,857       5,714
 Long Term Debt (IN)                          1,451       1,413       1,373       1,330      1,284       1,238
 Long Term Debt
  (Kelly Springfield)                         4,400       3,200       2,000         800          0           0
 Other Senior Debt                            3,019         186         140         114         92          70
 AT&T LTD                                     1,795       2,315       3,082       3,826      4,550       5,278
 LOC-BBC                                        734       7,170       4,236          14          0           0
Acquisition Financing                             0           0           0           0          0           0
 Senior Debt                                      0      27,770      27,770      27,770     27,770      27,770
 Sub Debt                                         0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Ending Debt Balance                    19,399      50,054      46,601      41,855     40,553      40,070


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


                                                                          PROJECTED
INTEREST EXPENSE SCHEDULE                            ---------------------------------------------------------

                                            6 Months                       Year Ended December, 31,
                                        Ended   -------------------------------------------------------
                                           12/31/94      1995        1996        1997       1998       1999
                                           ---------    --------   ---------   ---------  ----------  --------
Interest Expense
Existing Debt               Rate

 Senior Notes               8.71%               348         697         697         697        647         547
 Long Term Debt (IN)        7.75%                56         111         108         105        101          98
 Long Term Debt
  (Kelly Springfield)       5.75%               135         219         150          81         23           0
 Other Senior Debt          9.60%               160         154          16          12         10           8
 AT&T LTD                  10.00%                64         206         270         345        419         419
 Prepayment Penalties         ---               112           0           0           0          0           0
 LOC-BBC                    8.25%               143         326         470         175          1           0
                                             ______      ______      ______      ______     ______      ______
Total Existing Debt Interest Expense          1,019       1,712       1,710       1,415      1,201       1,144

Acquisition Financing
 Senior Debt                 9.0%                 0       2,499       2,499       2,499      2,499       2,499
 Sub Debt                   13.0%                 0           0           0           0          0           0
                                             ______      ______      ______      ______     ______      ______
Total Interest Expense                       $1,019      $4,211      $4,210      $3,914     $3,700      $3,644

Income on Cash              3.00%                74          63           0          (0)        69         229
Income on Bridge Notes Rec  0.00%                 0           0           0           0          0           0
Income on Notes Rec         9.00%               143         114          96          78         60          42
                                            ________     ______      ______      _____      ______     _______
                                               $217        $177         $96         $78       $129        $270


MODERATE CASE - SNOW LEVERAGED BUYOUT SCENARIO


EQUITY 1--INVESTORS RETURN

                                                        CASH FLOW
                                   ----------------------------------------------------------------------------------------
         Exit Multiple  Ownership%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
(S)
15.0%        6.0x         100%       ($37,624)       ----          ----        ----        -----          75,688
19.9%        7.0x         100%       ($37,624)       ----          ----        ----        -----          93,206
24.1%        8.0x         100%       ($37,624)       ----          ----        ----        -----         110,725

EQUITY 2--MANAGEMENT RETURN

                                                CASH FLOW
                                   ----------------------------------------------------------------------------------------
         Exit Multiple  Ownership%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5

IRR
#######      6.0x         NMF               0        ----          ----        ----        -----          #VALUE!
#######      7.0x         NMF               0        ----          ----        ----        -----          #VALUE!
#######      8.0x         NMF               0        ----          ----        ----        -----          #VALUE!


SUB DEBT INVESTOR RETURN


                       CASH FLOW
                                   ----------------------------------------------------------------------------------------
         Exit Multiple  Ownership%    OUT FLOW     PERIOD 1     PERIOD 2     PERIOD 3     PERIOD 4      PERIOD 5
IRR
#NUM!        6.0x           0%               0      -----         -----        -----        -----        ------
#NUM!        7.0x           0%               0      -----         -----        -----        -----        ------
#NUM!        8.0x           0%               0      -----         -----        -----        -----        ------


PART V
COMPARABLE COMPANY ANALYSIS

SUMMARY ANALYSIS OF COMPARABLE COMPANIES


                                                                                  Cooper Tire &
($ in millions, except share data)         Big O Tires Inc    Brad Ragan, Inc.     Rubber Co.         S & M Co       TBC Corp.
______________________________________________________________________________________________________________________________
PRICE & CAPITALIZATION DATA

Latest Price per Share (9/8/94)                     $15.75              $33.50            $25.63         $1.19         $10.13
Market Value of Common Equity                        $51.4               $73.4         $2,142.9          $1.7          $283.6
Total Preferred Equity
Total Debt                                            25.1                31.6             43.7           4.6            40.3
Other Long-Term Liabilities                            0.6                 4.5            185.3           0.3             0.3
Less: Cash & Equivalents                              (5.7)               (0.7)           (28.7)         (0.1)
                                                     ________________________________________________________________________
  TOTAL VALUE                                        $71.4              $108.8         $2,343.2          $6.6          $324.2
_____________________________________________________________________________________________________________________________
VALUATION DATA

Total Value/LTM Revenues                   0.6 x             0.4 x              1.8x          0.3 x           0.6 x    0.8x    0.5x
Total Value/LTM EBITDA                     9.3              14.7                10.3            NMF           9.4     11.5    10.3
Total Value/3-yr Avg. EBITDA               9.9               NMF                12.0          7.0             9.3      9.4     9.3
Total Value/LTM EBIT                      11.8              17.6                13.3         14.1            10.6     13.9    13.7
Total Value/Total Capitalization           1.2               1.3                 2.8          0.8             2.0      1.7     1.7
Total Value/Total Assets                   1.0               0.9                 2.4          0.7             1.7      1.4     1.3

Price/LTM EPS                             19.8 x            17.9 x              20.0 x       26.1 x          14.7 x   19.7x   19.0x
Price/Projected Est. 1 EPS                18.5                NA                17.8           NA            12.7     15.2    15.2
Price/Projected Est. 2 EPS                  NA                NA                15.3           NA            11.1     13.2    13.2
Equity Value/LTM Cash Flow                 9.9              13.6                12.2          3.1            12.1     10.2    12.1
Equity Value/Book Value                    1.7               1.5                 3.4          0.6             2.4      2.0     1.9
_____________________________________________________________________________________________________________________________
OPERATING DATA FOR LTM ENDING                        Jun-1994          Jun-1994  Jun-1994   Jun-1994        Jun-1994

Total Revenues                                      $121.6              $243.7  $1,280.3       $19.0          $555.3
EBIT                                                   6.1                 6.2     176.1         0.5            30.5
EBITDA                                                 7.7                 7.4     226.6         0.8            34.6
Net Income                                             2.7                 4.2     107.0         0.1            19.5
Cash Flow                                              5.0                 5.1     168.5         0.5            23.5

EBIT Margin                                            5.0%                2.5%     13.8%        2.5%            5.5%  6.1%    4.0%
EBITDA Margin                                          6.3                 3.0      17.7         4.3             6.2   7.8     5.3
Return on Avg. Net Capitalization                     11.7                 7.6      23.2         6.0            18.3  13.8    12.9%
Net Income Margin                                      2.2                 1.7       8.4         0.3             3.5   3.5     2.6
Return on Avg. Common Equity                           8.5                 9.3      19.3         2.2            17.1  12.0    13.2
Cash Flow/Total Assets                                 6.8                 4.0      17.6         5.4            12.4   9.9     8.9



                                                                                   Cooper Tire &
($ in millions, except share data)         Big O Tires Inc    Brad Ragan, Inc.     Rubber Co.         S & M Co       TBC Corp.
______________________________________________________________________________________________________________________________

BALANCE SHEET DATA
Total Assets                                         $74.7             $125.8     $959.5                $9.9          $189.7
Total Capitalization                                  58.6               83.0      848.5                 7.9           161.0
Common Equity                                         33.0               46.9      595.4                 3.0           120.4

Debt/Total Capitalization                             42.8%              38.1%      5.2%                58.6%           25.0%
Shares Outstanding                                     3.3                2.2      83.6                  1.4            28.0
_____________________________________________________________________________________________________________________________

PERFORMANCE VARIABLES

3-YEAR GROWTH RATES

Total Revenues                                        3.9%                 8.1%      9.2%                 0.8%            6.7%
EBITDA                                                2.1                   NMF     15.0                 (9.0)           11.9
Net Income                                           13.4                   NMF     13.4                (34.0)           10.0
Cash Flow                                            (1.8)                  NMF     16.6                 (6.4)           15.2
Total Assets                                         (0.4)                 3.9      15.2                  0.4            11.0

3-YEAR AVERAGES

EBITDA Margin                                         6.0%                 1.2%     17.3%                 5.0%            6.4%
Net Income Margin                                     2.0                 (0.1)      8.6                  0.8             3.7


SUMMARY ANALYSIS OF COMPARABLE COMPANIES

                                                                                 Discount Auto     Hi-Lo              O Reilly
($ in millions, except share data)  Big O Tires Inc     Autozone Inc     PTS Inc           Automotive Inc     Automotive Inc
____________________________________________________________________________________________________________________________________
PRICE & CAPITALIZATION DATA
Latest Price per Share (9/8/94)    $15.75           $25.00       $21.75               $10.88          $24.25
Market Value of Common Equity      $51.4          $3,625.3       $302.4               $116.4          $210.0
Total Preferred Equity
Total Debt                          25.1               4.3         66.5                 33.7             1.0
Other Long-Term Liabilities          0.6              10.6                               4.1             0.6
Less: Cash & Equivalents            (5.7)            (73.6)        (8.3)                (1.0)           (7.2)
  TOTAL VALUE                      $71.4          $3,566.6       $360.6               $153.1          $204.4
_________________________________________________________________________________________
VALUATION DATA                                                                                               MEAN  MEDIAN
Total Value/LTM Revenues          0.6 x             2.5 x        1.8 x                0.7 x           1.3 x    1.6x  1.6x
Total Value/LTM EBITDA            9.3              17.7         12.1                  7.8            12.2      12.5  12.2
Total Value/3-yr Avg. EBITDA      9.9               NMF         17.3                  7.8            16.0      13.7  16.0
Total Value/LTM EBIT             11.8              20.7         14.5                 10.8            14.6      15.2  14.6
Total Value/Total Capitalization  1.2               7.2          2.3                  1.0             3.1       3.4   2.7
Total Value/Total Assets          1.0               4.2          2.0                  0.9             2.5       2.4   2.3

Price/LTM EPS                    19.8 x            19.2 x       22.2 x               14.5 x          22.9 x    19.7x 20.7x
Price/Projected Est. 1 EPS       18.5              30.9         19.2                 12.4            20.2      20.7  19.7
Price/Projected Est. 2 EPS         NA              25.1         15.4                 10.6            16.7      17.0  16.1
Equity Value/LTM Cash Flow        9.9              25.9         18.0                  9.3            19.4      18.1  18.7
Equity Value/Book Value           1.7               6.9          3.2                  1.2             3.4       3.7   3.3
________________________________________________________________________________________________________
OPERATING DATA FOR LTM ENDING      Jun-1994          May-1994     Feb-1994           Jun-1994           Jun-1994

Total Revenues                     $121.6          $1,423.4       $198.2             $221.7            $153.2
EBIT                                  6.1             172.4         24.8               14.1              14.0
EBITDA                                7.7             201.2         29.7               19.6              16.8
Net Income                            2.7             105.1         11.9                7.9               9.1
Cash Flow                             5.0             127.2         16.7               13.4              11.3
EBIT Margin                           5.0%             12.1%        12.5%               6.4%              9.1% 10.0% 10.6%
EBITDA Margin                         6.3              14.1         15.0                8.9              10.9  12.2  12.5
Return on Avg. NEt Capitalization    11.7              48.8         19.4               10.8              29.3  27.1  24.3
Net Income Margin                     2.2               7.4          6.0                3.6               6.0   5.7   6.0
Return on Avg. Common Equity          8.5              25.1         13.8                7.7              15.5  15.5  14.6
Cash Flow/Total Assets                6.8              15.0          9.2                7.8              14.0  11.5  11.6


                                                                                 Discount Auto     Hi-Lo              O Reilly
($ in millions, except share data)          Big O Tires Inc     Autozone Inc     PTS Inc           Automotive Inc     Automotive Inc
____________________________________________________________________________________________________________________________________

BALANCE SHEET DATA
Total Assets                                        $74.7            $845.9       $181.0             $172.9             $80.9
Total Capitalization                                 58.6             496.3        159.9              148.4              65.7
Common Equity                                        33.0             478.5         93.4              106.5              64.1
Debt/Total Capitalization                            42.8%              0.9%        41.6%              22.7%              1.6%
Shares Outstanding                                    3.3             145.0         13.9               10.7               8.7

PERFORMANCE VARIABLES

3-YEAR GROWTH RATES
Total Revenues                                        3.9%             22.0%        27.5%              14.8%             20.2%
EBITDA                                                2.1              34.7         29.2               (6.3)             19.3
Net Income                                           13.4              40.3         46.2               (1.4)             22.9
Cash Flow                                            (1.8)             42.7         36.3               (1.5)             22.6
Total Assets                                         (0.4)             32.2         25.8               12.3              21.5

3-YEAR AVERAGES
EBITDA Margin                                         6.0%             12.0%        14.6%              11.0%             11.2%
Net Income Margin                                     2.0               6.3          5.8                4.1               5.8


PART VI
WEIGHTED AVERAGE COST OF CAPITAL ANALYSIS

                                     PROJECT SNOW
                            CALCULATION OF WEIGHTED AVERAGE COST OF CAPITAL

COST OF EQUITY k(e)

CAPITAL ASSET PRICING MODEL (CAPM):  k(e)=R(f) + B x [R(m)-R(f)]

k(e) = Cost of Equity

R(f) = Risk Free Rate
       Yield on Five Year U.S. Treasuries as of September 8, 1994

[R(m) - R(f) Equity Risk Premium
     Arithmetic mean of common stock total returns minus long-term government bond total returns for the period 1926-1993 as reported in Obbotson Associates' Stocks, Bonds, Bills and Inflation 1994 Yearbook

B = Beta
    Level of Systematic Risk Associated with the Company's Stock

LEVERING/UNLEVERING BETA:   B(1) = B(u) x (1 + D/(D+E))

                            B(u) = B(1)/(1 + (D/(D+E))

B(1) = Levered Beta
B(u) = Unlevered Beta
D/E = Market Debt/Equity Ratio

WEIGHTED AVERAGE COST OF CAPITAL:  WACC = [D/TCX[k(d)x(1-t)] + [E/TCxk(e)]

k(e) = Cost of Equity

k(d) = Pre-Tax Cost of Debt

D/TC = Debt/(Debt + Equity)

E/TC = Equity/(Debt + Equity)

t = Marginal Tax Rate

ASSUMPTIONS:               LOW

Risk Free Rate(1)        6.90%

R(m) - R(f)(2)           7.60%

Pre-Tax Cost of Debt     8.50%

Marginal Tax Rate       40.00%

Debt/(Debt+Eq. MV)      42.80%

BETA CALCULATIONS:      LOW

Unlevered Beta           0.82

Levered Beta(1)          1.16

COST OF EQUITY:         LOW

Cost of Equity/k(e)     15.75%

BETA CALCULATION:

After-Tax Cost of Debt   5.10%

Equity/(Debt + Equity)  57.20%

Debt/(Debt + Equity)    42.80%

WACC                    11.19%

(1) Source:  Bloomberg
(2) Source:  Ibbotson Associates

PROJECT SNOW

BETA ANALYSIS

                                                                         DEBT/
                                    REPORTED BETAS                       DEBT + MKT.     UNLEVERED
                                    ______________
COMPANY                         BLOOMBERG  VALUE LINE    AVERAGE      VALUE OF EQUITY       BETA
-------                         ---------  ----------    -------      ---------------       -----
Brad Ragan Inc.                                    --         --              0.0%            --
Cooper Tire & Rubber                 1.11          --       1.11              5.2%          1.06
S & M Company                                      --         --              0.0%            --
TBC Corp.                            1.06          --       1.06             25.0%          0.85
Autozone Inc.                        1.30          --       1.30              0.9%          1.29
Discount Auto Parts Inc.             1.30          --         --             41.6%          0.92
Hi-Lo Automotive                     1.05          --       1.05             22.7%          0.86
O'Reilly Automotive Inc.                           --         --              0.0%            --

Mean                                 1.16          --       1.16                            0.99
High                                 1.30          --       1.30                            1.29
Low                                  1.05          --       1.05                            0.85
Median                               1.11          --       1.11                            0.92
